UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

IMMUNOTECHNOLOGY CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒No fee required

☐ $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No:
3. Filing Party:
4. Date Filed:

IMMUNOTECHNOLOGY CORPORATION
Executive Pavilion
90 Grove Street, Suite 204
Ridgefield, Connecticut 06877

August 29, 2006

NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

Dear Stockholder:

This Information Statement is being furnished to you to provide a description of actions taken on August 2, 2006 by the board of directors of ImmunoTechnology Corporation (the "Company"), and by the holder of approximately 87.6% of our outstanding shares of common stock and 100% of our outstanding Series A preferred stock and Series B preferred stock in accordance with Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s certificate of incorporation and by-laws. This Information Statement is first being mailed to stockholders on or about August 29, 2006 and relates to the following actions of a majority of our stockholders:

I. The approval of an amendment to the Company’s Certificate of Incorporation to effect a 1-for-3 reverse split of our outstanding shares of Common Stock;

II. The approval of an amendment of the Company’s Certificate of Incorporation to create a classified board of directors;

III. The approval of an amendment of the Company’s Certificate of Incorporation to change the Company’s name from “ImmunoTechnology Corporation” to “Petals Decorative Accents, Inc.”; and

IV. The ratification of the adoption of the Petals Decorative Accents, Inc. 2006 Stock Incentive Plan.

The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and related provisions and to satisfy the Company’s obligations to promptly notify stockholders of record of the taking of corporate action without a meeting required by Section 228(e) of the DGCL.

By Order of the Board of Directors

/s/ Stephen M. Hicks

Stephen M. Hicks
President and Chairman of the Board of Directors

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED IN THE ATTACHED INFORMATION STATEMENT.

PLEASE NOTE THAT A MAJORITY OF OUR STOCKHOLDERS HAVE VOTED TO APPROVE THE REVERSE STOCK SPLIT, THE CLASSIFIED BOARD AMENDMENT, THE NAME CHANGE AMENDMENT AND THE STOCK INCENTIVE PLAN, CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

i

INFORMATION STATEMENT

IMMUNOTECHNOLOGY CORPORATION
Executive Pavilion
90 Grove Street, Suite 204
Ridgefield, Connecticut 06877

August 29, 2006

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY

NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

This Information Statement is being mailed on or about August 29, 2006 to our stockholders of record at the close of business on August 2, 2006 to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

On August 2, 2006, our board of directors and the holder of 83,400,000 shares of Common Stock, 10,800 shares of Series A Preferred Stock and 240 shares of Series B Preferred Stock, representing approximately 91.4% of the total number of issued and outstanding shares of our capital stock entitled to vote on each matter, approved the following:

I. The approval of an amendment to the Company’s Certificate of Incorporation to effect a 1-for-3 reverse split of our outstanding shares of Common Stock;

II. The approval of an amendment of the Company’s Certificate of Incorporation to create a classified board of directors;

III. The approval of an amendment of the Company’s Certificate of Incorporation to change the Company’s name from “ImmunoTechnology Corporation” to “Petals Decorative Accents, Inc.”; and

IV. The ratification of the adoption of the Petals Decorative Accents, Inc. 2006 Stock Incentive Plan.

As of August 2, 2006, we had 96,150,000 shares of Common Stock, 10,800 shares of Series A Preferred Stock and 240 shares of Series B Preferred Stock issued and outstanding, all of which are voting securities that would be entitled to vote on these matters at a special meeting of stockholders if one were to be held. As of August 2, 2006, each share of Common Stock is entitled to one vote. Shares of each of the Series A Preferred Stock and the Series B Preferred Stock are entitled to vote on an as-if-converted basis with our Common Stock on all matters. As of August 2, 2006, each share of Series A Preferred Stock was entitled to approximately 1,666.67 votes per share and the Series B Preferred Stock was entitled to 100,000 votes per share. The designations, rights and preferences of the Series A Preferred Stock and the Series B Preferred Stock are described in more detail below under the heading "Description of Securities", beginning at page 14.

Section 228 of the DGCL provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible, the board of directors obtained the written consent of our controlling stockholder who, in the aggregate, hold shares representing more than 91.4% of the Company's issued and outstanding shares of voting capital stock. Accordingly, no other vote or stockholder action is required.

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. We will also pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. NO VOTE OR OTHER ACTION BY OUR SHAREHOLDERS IS REQUIRED IN RESPONSE TO THIS INFORMATION STATEMENT. NEVERTHELESS, YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY AND IN ITS ENTIRETY.

On June 23, 2006, we entered into a Contribution Agreement (the “Contribution Agreement”) with Petals Decorative Accents, LLC (“Petals”) pursuant to which we agreed to acquire substantially all the assets of Petals in exchange for the assumption by us of certain liabilities of Petals and the issuance to Petals of shares of 10,800 shares of Series A preferred stock, 240 shares of Series B preferred stock and 90,000,000 shares of Common Stock (the “Acquisition”). After giving effect to the Acquisition and the transactions contemplated by the Contribution Agreement, Petals beneficially owned approximately 95.5% of our Common Stock, on a fully diluted, as-converted to common stock basis. Petals is controlled by affiliates of Stephen M. Hicks, our president and the chairman of our board of directors. Because the shares issued to Petals in the Acquisition represent a controlling interest in us, Mr. Hicks possesses significant influence over our affairs, including the matters to which this Information Statement relates. For more information regarding the Acquisition, please see the section below titled "Recent Events - Change in Control", beginning at page 9.

On August 2, 2006, Petals filed a Form 4 with the SEC to report that it had entered into an Assignment Agreement, dated July 31, 2006, pursuant to which it assigned 5,700,000 (pre-split) shares of our common stock. After giving effect to this assignment, Petals still controls us and beneficially owns approximately 91.4% of our common stock, on a fully diluted, as-converted to common stock basis.

Any stockholder who desires more information regarding the Company may review the Company's filings with the Securities and Exchange Commission. We are a public company and file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Copies of the reports, proxy statements and other information may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of such documents by writing to the SEC and paying a fee for the copying cost. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site at (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

Our common stock is quoted on the OTC Bulletin Board by the National Association of Securities Dealers, Inc. under the symbol "IMUO.OB." On August 2, 2006, the last reported sale price of our common stock on the OTC Bulletin Board was $.30 per share.

The date of this Information Statement is August 29, 2006.

____________________

ANNEXES

Annex A     Amended and Restated Certificate of Incorporation

Annex B  Petals Decorative Accents, Inc. 2006 Stock Incentive Plan

____________________

____________________

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. All statements herein that are not statements of historical fact are forward-looking statements. Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that those expectations will prove to have been correct.
____________________

CERTAIN DEFINITIONS

For the purposes of this Information Statement, the terms "Immuno," We," "us," "our," and the "Company" refer to ImmunoTechnology Corporation, a Delaware corporation. The term "Petals" refers to Petals Decorative Accents, LLC, a Delaware limited liability company. The June 30, 2006 acquisition of a controlling interest in Immuno by Petals and Immuno’s concurrent acquisition of the assets and certain liabilities of Petals and related transactions are hereafter referred to, collectively, as the “Acquisition”.

For purposes of this Information Statement, the terms “Reverse Stock Split,” “Classified Board Amendment,” and “Name Change Amendment,” refer to the respective amendments to the Company’s Certificate of Incorporation which were approved by our board of directors and stockholders on August 2, 2006. The Reverse Stock Split, the Classified Board Amendment and the Name Change Amendment are collectively referred to herein as the “Amendments”. The Amendments will be made effective by the filing of an Amended and Restated Certificate of Incorporation approved by our board of directors on August 2, 2006 and which is attached to this information Statement as Annex A. The terms “Stock Incentive Plan” or the “Plan” refer to the Petals Decorative Accents, Inc. 2006 Stock Incentive Plan, approved by our board of directors and stockholders on August 2, 2006 and which is attached to this Information Statement as Annex B.

For purposes of this Information Statement, “Common Stock” means to the common stock of Immuno, $.00001 par value per share. The term “Series A Preferred Stock” means to Immuno’s designated Series A preferred stock, $.00001 par value per share, and “Series B Preferred Stock” means to Immuno’s designated Series B preferred stock, $.00001 par value per share.

SUMMARY OF ACTIONS OF MAJORITY OF STOCKHOLDERS

The following is a summary of the Amendments and the Stock Incentive Plan approved by our board of directors and a majority of our stockholders on August 2, 2006. This description may not contain all of the information that is important to you and it is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation which includes the provisions giving effect to each of the Amendments and the Stock Incentive Plan attached as Annexes A and B to this Information Statement and incorporated herein by reference. We urge you to carefully read the Amended and Restated Certificate of Incorporation and the Stock Incentive Plan in their entirety.

Summary of the Reverse Stock Split

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved a plan of recapitalization by undertaking a 1-for-3 reverse stock split with respect to the outstanding shares of our Common Stock (the “Reverse Stock Split”), without any change in the powers, preferences and rights and qualifications, limitations or restrictions thereof, with all fractional shares to be paid cash in lieu thereof. The Reverse Stock Split will not reduce our authorized shares of Common Stock, which will remain at 100,000,000. Pursuant to DGCL Section 242, the required stockholder vote to approve the Reverse Stock Split is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment. The text of the Reverse Stock Split can be found in Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Reverse Stock Split will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders.

Summary of the Classified Board Amendment

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation creating a classified board of directors. Our board of directors will be divided into three classes designated as Class I, Class II and Class III, respectively. Directors will be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the first annual meeting of stockholders following the date these changes were adopted, the term of office of the Class I directors will expire and Class I directors will be elected for a full term of three years. At the second annual meeting of stockholders following the date these changes were adopted, the term of office of the Class II directors will expire and Class II directors will be elected for a full term of three years. At the third annual meeting of stockholders following the date these changes were adopted, the term of office of the Class III directors will expire and Class III directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Pursuant to DGCL Section 242, the required stockholder vote to approve the Classified Board Amendment is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment. The text of the Classified Board Amendment can be found in Article SIXTH, Section 2 of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 days after we mail this Information Statement to our record stockholders.

Summary of the Name Change Amendment

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation to change the name of the Company from "ImmunoTechnology Corporation" to "Petals Decorative Accents, Inc". Pursuant to DGCL Section 242, the required stockholder vote to approve the Name Change Amendment is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment. The text of the Name Change Amendment can be found in Article FIRST of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Name Change Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 days after we mail this Information Statement to our record stockholders.

Summary of the Stock Incentive Plan

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved the adoption of the Stock Incentive Plan. The Stock Incentive Plan authorizes the grant of stock options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, nonstatutory stock options, awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights. Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. The Stock Incentive Plan initially authorizes the issuance of awards for up to 15,000,000 pre-split (or 5,000,000 post-split) shares of our Common Stock. Under the Code, stockholder approval of the Plan is necessary for stock options relating to the shares issuable under the Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Code.

The Amended and Restated Certificate of Incorporation

The Reverse Stock Split, the Classified Board Amendment and the Name Change Amendment described above are included in, and represent the material effects of the adoption of the Amended and Restated Certificate of Incorporation, the form and terms of which were approved by our board of directors and our controlling stockholder on August 2, 2006 and which is attached hereto as Annex A. In addition to these amendments, the Amended and Restated Certificate of Incorporation does not include old Article Fourth, which set forth the addresses of the incorporator and the original directors and which has been deleted to eliminate confusion concerning our incumbent directors.

Dissenting Stockholders Rights

Stockholders of the Company will not be entitled to appraisal or dissenters rights pursuant to the Company’s Certificate of Incorporation or Bylaws or under the laws of the State of Delaware, by virtue of the effectiveness of the Amendments or the ratification of the Stock Incentive Plan, and the Company does not intend to provide them independently.

Who will receive this Information Statement

In compliance with Rule 14a-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) stockholders of record on the "Record Date," August 2, 2006, are entitled to receive this Information Statement.

Preparation of Information Statement and Expenses

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We have requested brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
Stockholders Sharing the Same Address; Householding

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  This practice, known as “householding,” is intended to reduce our printing and postage costs. We will undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices.  If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices.

Additionally, if current stockholders with a shared address receive multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive office.

Other matters

We do not intend to hold a special meeting or a 2006 annual meeting prior to the scheduled effectiveness of the Reverse Stock Split, the Classified Board Amendment or the Name Change Amendment. If we do hold a 2006 annual meeting, we will notify you of such meeting, including the date by which stockholder proposals must be timely received at Immuno’s executive offices in order to be considered for inclusion in the proxy materials relating to such meeting.

QUESTIONS AND ANSWERS

The following are some questions that you, as a shareholder of Immuno, may have and answers to those questions. These questions and answers are not meant to be a substitute for the information contained in the remainder of this Information Statement, and this information is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Information Statement.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving this Information Statement.

A:
This Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent of the Company's stockholders pursuant to Section 228 (e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Amendments the Stock Incentive Plan. No meeting of the Company's stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holder of a majority of our issued and outstanding capital stock.

Q:	What is the difference between a shareholder of record and a shareholder who holds stock in street name?

A:	If your shares are registered in your name, you are a shareholder of record. If your shares are held in the name of your broker or bank, your shares are held in street name.

Q:	Why am I not being asked to vote?

A:
Because on August 2, 2006, the holder of approximately 91.4% of the issued and outstanding shares of our voting capital stock approved the Reverse Stock Split, the Classified Board Amendment, the Name Change Amendment and ratified the Stock Incentive Plan by written consent in lieu of a meeting. Such approval is sufficient under Delaware law, and no further approval by our stockholders is required.

QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT

Q:	Why is Immuno effecting a Reverse Stock Split?

A:
On August 2, 2006, our board of directors and the holder of more than the majority of the outstanding shares entitled to vote approved a Reverse Stock Split of our outstanding shares of Common Stock on a 1-for-3 basis. The Reverse Stock Split will result in a decrease in the number of shares of Common Stock outstanding. The Reverse Stock Split will not change the number of shares we have authorized for issuance. After the Reverse Stock Split we will have 100,000,000 shares of Common Stock authorized. The objective of the Reverse Stock Split is to adjust the capital structure of our company to make it a more attractive trading and investing vehicle, that may be expected to increase the liquidity and broaden the marketability of our Common Stock and provide us with greater flexibility in structuring financings and pursuing other corporate development opportunities. To review the reasons for the Reverse Stock Split see the section titled “The Approval of an Amendment to the Company’s Certificate of Incorporation to Effect a 1-for-3 Reverse Stock Split of our Outstanding Common Stock” beginning on page 18.

Q.	What is the Reverse Stock Split?

A:
The Reverse Stock Split will combine every three shares of Common Stock beneficially owned on the effective date into one share. We will not issue fractional shares. Instead, all holders of fractional shares will receive an amount in cash equal such fractional interest multiplied by the closing bid price of our Common Stock on the Effective Date of the Reverse Stock Split. Here are some hypothetical examples of how we would determine the number of shares beneficially owned by our stockholders once the Reverse Stock Split takes effect:

•	3,000 shares of Common Stock, after the Reverse Stock Split you will own 1,000 shares of Common Stock.

•
131 shares of Common Stock, after the Reverse Stock Split you will own 43 shares of Common Stock and will be paid cash equal to .6667 multiplied by the closing bid price of our Common Stock on the effective Date.

•	3 shares of Common Stock, after the Reverse Stock Split you will own 1 share of our Common Stock.

•	1 share of Common Stock, after the Reverse Stock Split takes effect you will be paid cash equal to .3334 multiplied by the closing bid price of our Common Stock on the Effective Date..

Q:	When do you expect the Reverse Stock Split to become effective?

A:
The Reverse Stock Split will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Reverse Stock Split cannot be effective until at least 20 calendar days after the Mailing Date.

Q:	What vote is required to approve the Reverse Stock Split?

A:
Pursuant to DGCL Section 242, the required stockholder vote to approve the Reverse Stock Split is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment.

Q.	What am I being asked to do with my Common Stock certificates?

A.
Please deliver your Common Stock certificates to Immuno’s transfer agent, Corporate Stock Transfer, Inc., at 3200 Cherry Creek Drive, #430, Denver, CO, 80209. Upon surrender of your old certificates, you will receive new certificates representing the new number of shares.

Q.	What are the tax consequences to Immuno stockholders of the Reverse Stock Split?

A.
Other than taxes due in connection with the cash-out of fractional shares, our stockholders will not have to pay taxes as a result of the Reverse Stock Split. To review the tax consequences of the Reverse Stock Split to stockholders in greater detail, please see page 18.

QUESTIONS AND ANSWERS ABOUT THE CLASSIFIED BOARD AMENDMENT

Q:	Why is Immuno implementing a classified board of directors?

A:
We believe it is in the best interests of the Company and our stockholders to implement a classified board so that each director is elected every three years rather than every year. The principal purposes of the amendment are to promote continuity and stability in the Company's leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company's stockholders.

Q:	When do you expect the Classified Board Amendment to become effective?

A:
The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Classified Board Amendment cannot be effective until at least 20 calendar days after the Mailing Date.

Q:	What vote is required to approve the Classified Board Amendment?

A:
Pursuant to DGCL Section 242, the required stockholder vote to approve the Classified Board Amendment is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment.

Q:	What will be the make-up of the board of directors? Will there be a vacancy on the board of directors?

A:
Our Board of Directors currently has 2 members. Stephen M. Hicks, our chairman and president, and Henry Sargent. Mr. Hicks joined the board on June 30, 2006 in connection with the acquisition of substantially all the assets of Petals Decorative Accents, LLC pursuant to a Contribution Agreement dated June 30, 2006. Mr. Sargent joined our board of directors on August 18, 2006, after the effectiveness of the resignation of Mark A. Scharmann. When the Classified Board Amendment becomes effective, Mr. Sargent will be designated as a Class II director and Mr. Hicks will be designated as a Class III director. After the Classified Board Amendment becomes effective, Class I directors will stand for election at the 2006 annual meeting for a three year term ending in 2009, the Class II directors will stand for election at the 2007 annual meeting for a three year term ending in 2010 and the Class three directors will stand for election at the 2008 annual meeting for a three year term ending in 2011.

After the Classified Board Amendment becomes effective there will immediately be one vacancy on the board of directors, which will be a Class I board position. Under the terms of our Certificate of Incorporation, any vacancy on the Board may be filled by a majority vote of the directors then in office.

QUESTIONS AND ANSWERS ABOUT THE NAME CHANGE AMENDMENT

Q.	Why is Immuno effecting a name change?

A.
As a result of our acquisition of the assets and liabilities of Petals, our company, which had been inactive, entered a new line of business. Our business going forward will be designing, assembling, marketing and selling high-quality silk flowers, plants and trees through mail order catalogs and our website. We believe that our corporate name should reflect the business that we are in.

Q:	When do you expect the Name Change Amendment to become effective?

A:
The Name Change Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Name Change Amendment cannot be effective until at least 20 calendar days after the Mailing Date.

Q:	What vote is required to approve the Name Change Amendment?

A:
Pursuant to DGCL Section 242, the required stockholder vote to approve the Name Change Amendment is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment.

QUESTIONS AND ANSWERS ABOUT THE STOCK INCENTIVE PLAN

Q:	Who is eligible to participate in the Plan?

A:	Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan.

Q:	How much Common Stock is subject to the Plan?

A:	Initially, our board of directors have reserved 15,000,000 pre-split (5,000,000 post-split) shares of Common Stock for awards under the Stock Incentive Plan.

Q:	What is the required vote to ratify the Stock Incentive Plan?

A:
To comply with the requirements of Section 422 of the Internal Revenue Code, so that the Company may grant stock options pursuant to the Stock Incentive Plan intended to be incentive stock options, or ISOs, the Stock Incentive Plan must be ratified by a majority of the outstanding stock entitled to vote on the Stock Incentive Plan.

RECENT EVENTS - CHANGE IN CONTROL

The following is a summary of selected provisions of the Contribution Agreement and the Acquisition. While we believe this description covers the material terms of the Contribution Agreement, it may not contain all of the information that is important to you and it is qualified in its entirety by reference to the Contribution Agreement. The Contribution Agreement is attached as Exhibit 10.1 to our current report on Form 8-K filed with SEC on June 30, 2006, and is incorporated herein by reference. We urge you to carefully read the Contribution Agreement in its entirety for a more complete understanding of the Acquisition.

On June 23, 2006, we entered into the Contribution Agreement, pursuant to which we agreed to acquire substantially all the assets of Petals in exchange for the assumption by us of all but certain specified liabilities of Petals and the issuance to Petals of shares of our capital stock.

Pursuant to the Contribution Agreement, we also entered into an Assignment and Assumption Agreement dated June 30, 2006 (the "Assignment and Assumption Agreement"), pursuant to which Petals assigned to us, and we assumed and agreed to perform, certain obligations of Petals.

Also in connection with the Contribution Agreement, as a condition to closing the Acquisition, we entered into agreements with certain of our creditors (the "Debt Restructuring Agreements"), pursuant to which we restructured our obligations to these creditors, in part through the issuance to them in a private placement of shares of our Common Stock.

On June 30, 2006, pursuant to the terms of the Contribution Agreement and the Assignment and Assumption Agreement, we completed the Acquisition.

The assets acquired by Immuno consist of cash in the amount of approximately $1.0 million representing the proceeds of an unsecured note offering by Petals, and all of the assets and property, real, personal and mixed, tangible and intangible, used in or forming a part of the business of Petals, including, without limitation, furniture, furnishings, office equipment and other tangible personal property, inventory, trade accounts and notes receivable, intellectual property, customer, distributor, supplier and mailing lists of Petals and rights of Petals under contracts and agreements, including all open customer purchase orders.

The liabilities assumed by us consisted of substantially all of the liabilities of Petals, including, without limitation, liabilities associated with or arising out of the business of Petals, liabilities under the assumed contracts (including leases and employment agreements), trade payables and obligations of Petals for borrowed money, but excluded term indebtedness of Petals to certain of its equity holders identified in the Contribution Agreement. For more information regarding the liabilities of Petals assumed by us in the Acquisition, please see our current report on Form 8-K filed with the SEC on July 7, 2006, which is incorporated herein by reference.

At the effective time of the Contribution Agreement, we issued to Petals shares of our Series A Preferred Stock and Series B Preferred Stock, and shares of our Common Stock, as follows:

•	10,800 shares of Series A Preferred Stock;
•	240 shares of Series B Preferred Stock; and
•	90,000,000 shares of Common Stock.

The designations, rights and preferences of the Series A Preferred Stock and the Series B Preferred Stock are described in more detail below under the title "Post-Acquisition Description of Securities", beginning at page 14.

After giving effect to the Acquisition and the transactions contemplated by the Contribution Agreement and the Debt Restructuring Agreements, Petals beneficially owned approximately 95.5% of our Common Stock, on a fully diluted, as-converted to Common Stock basis. Petals is controlled by affiliates of Stephen M. Hicks, our president and the chairman of our board of directors. Because the shares issued to Petals in the Acquisition represent a controlling interest in us, the transaction will be accounted for as a recapitalization, and Petals is considered to have acquired us for accounting purposes.

On August 2, 2006, Petals filed a Form 4 with the SEC to report that it had entered into an Assignment Agreement with Mountain West Partners LLC (“MWP”), dated July 31, 2006, pursuant to which it assigned 5,700,000 (pre-split) shares of our Common Stock to MWP in exchange for services rendered (the “MWP Assignment”). After giving effect to the MWP Assignment, Petals controls us and beneficially owns approximately 91.4% of our Common Stock, on a fully diluted, as-converted to Common Stock basis. MWP is controlled by our director Henry Sargent. Mr. Sargent replaced Mark A. Scharmann upon the effectiveness of Mr. Scharmann’s resignation from our board on August 18, 2006.

Copies of the Assignment and Assumption Agreement, each material agreement assumed by us under the Assignment and Assumption Agreement, and the Debt Restructuring Agreements are included as Exhibits 2.3 and 10.1 through 10.23 to our current report on Form 8-K filed with the SEC on July 7, 2006. These summaries are qualified in their entirety by the complete agreements which are incorporated herein by reference.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Stephen M. Hicks, our president and chairman, is also the president and chairman of Petals. As of August 25, 2006, Petals owns 84,300,000 shares of our Common Stock and all of our outstanding Series A Preferred Stock and Series B Preferred Stock and therefore controls approximately 91.4% of our outstanding voting securities. Our certificate of incorporation authorizes us to issue 100,000,000 shares of Common Stock. At August 25, 2006, there were 96,150,000 shares of Common Stock issued and outstanding. Until the Reverse Stock Split is effective, Immuno lacks a sufficient number of authorized and unissued shares of Common Stock to satisfy the conversion of the outstanding Series A Preferred Stock and the Series B Preferred Stock held by Petals..

On July 31, 2006, Mark A. Scharmann resigned from our board of directors conditioned and effective upon the Company’s compliance with Rule 14f-1 of the Exchange Act. Our board of directors elected Henry Sargent to replace Mr. Scharmann upon the effectiveness of Mr. Scharmann’s resignation. On august 18, 2006, Mr. Sargent’s appointment to our board of directors became effective. Pursuant to an Assignment Agreement between Petals and Mr. Sargent, Mr. Sargent has acquired beneficial ownership in approximately 5,700,000 shares (pre-split) of our Common Stock. It is anticipated that Mr. Sargent will be a Class II director once the Classified Board Amendment becomes effective.

Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. The Stock Incentive Plan initially authorizes the issuance of awards for up to 15,000,000 pre-split (or 5,000,000 post-split) shares of our Common Stock. We intend to register the shares of Common Stock underlying the stock awards issued pursuant to the Stock Incentive Plan with the SEC on Form S-8 as soon as reasonable practicable, but no earlier than September 5, 2006.

Other than as listed above, Management does not believe that any of the following persons has a substantial interest, direct or indirect, by security holdings or otherwise, in adoption of the Amendments that is not shared with the other stockholders of Immuno:

(a) any Director or Officer of the Company since the end of the last fiscal year;
(b) any proposed Director or Officer of the Company since the end of the last fiscal year;
(c) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company's Common Stock; or
(d) any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a Director or Officer of any parent or subsidiary.

VOTING SECURITIES

Distribution of Voting Power

We determined the shareholders of record for purposes of these actions at the close of business on August 2, 2006 (the "Record Date"). The table below lists the authorized voting stock as of the Record Date, the number of shares of each class that were outstanding on the Record Date, and the voting power of each class.

Security	Authorized	Outstanding	Voting Power
Common Stock	100,000,000	96,150,000	96,150,000
Series A Preferred Stock	10,800	10,800	18,000,000
Series B Preferred Stock	240	240	24,000,000

Total			138,150,000

On June 23, 2006, we entered into the Contribution Agreement, pursuant to which we agreed to acquire substantially all the assets of Petals in exchange for the assumption by us of all but certain specified liabilities of Petals and the issuance to Petals of 90,000,000 shares of our Common Stock, 10,800 shares of our Series A Preferred Stock and 240 shares of our Series B Preferred Stock. On August 2, 2006, Petals filed a Form 4 with the SEC to report that it had entered into an Assignment Agreement, dated July 31, 2006, pursuant to which it assigned 5,700,000 (pre-split) shares of our common stock. After giving effect to the these transactions Petals controls approximately 91.4% of the voting power of our outstanding capital stock. For more information regarding the issuance of securities to Petals see “Recent Events - Change in Control” beginning at page 9 above.

Security Ownership of Certain beneficial Owners and Management

Immediately prior to the Acquisition and the Debt Restructuring Agreements, there were 5,120,016 issued and outstanding shares of Immuno Common Stock. At the closing of the Acquisition, we issued 90,000,000 shares of our Common Stock to Petals. In addition, we issued 1,029,984 shares of our common stock to Immuno creditors in connection with the Debt Restructuring Agreements. After giving effect to the Acquisition and the Debt Restructuring Agreements, there were issued and outstanding 96,150,000 shares of our Common Stock.

The following table provides information regarding beneficial ownership of Immuno Common Stock after giving effect to the MWP Assignment, the Acquisition and the Debt Restructuring Agreements by:

•	each person known by us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each executive officer named in the summary compensation table; and

•	all of our current directors and executive officers as a group.

The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Shares included in the "Right to Acquire" column consist of shares that may be issued through the conversion of Series A preferred stock or Series B preferred stock within 60 days of August 25, 2006.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Outstanding	Right to Acquire(1)	Total(1)	Percent
Petals Decorative Accents, LLC 90 Grove Street, Suite 206 Ridgefield, Connecticut 06877	84,300,000	24,000,000(4)	108,300,000	90.14%

Accelerant Partners, LLC (2) c/o Southridge Capital Mgmt 90 Grove Street, Suite 206 Ridgefield, Connecticut 06877	84,300,000	24,000,000(4)	108,300,000	90.14%

Stephen M. Hicks, (3) president and chairman c/o Southridge Capital Mgmt 90 Grove Street, Suite 206 Ridgefield, Connecticut 06877	84,300,000	24,000,000(4)	108,300,000	90.14%

Henry Sargent, (5)(6) director c/o Southridge Capital Mgmt 90 Grove Street, Suite 206 Ridgefield, Connecticut 06877	5,700,000	―	5,700,000	4.12%

Christopher Topping, chief executive officer c/o Petals Decorative Accents, LLC 90 Grove Street Ridgefield, Connecticut 06877	―	―	―	―

Stephen Hieber, (7) chief financial officer c/o Petals Decorative Accents, LLC 90 Grove Street Ridgefield, Connecticut 06877	―	―	―	―

Daniel Dorzback, chief merchandising officer c/o Petals Decorative Accents, LLC 90 Grove Street Ridgefield, Connecticut 06877	―	―	―	―

Antonio Yenidjeian, senior vice president of operations c/o Petals Decorative Accents, LLC 90 Grove Street Ridgefield, Connecticut 06877	―	―	―	―

All current directors and executive officers as a group (6 persons) (5)(6)	90,000,000	24,000,000(4)	114,000,000	82.5%
______________

(1) Our certificate of incorporation authorizes the corporation to issue 100,000,000 shares of common stock. At August 2, 2006, there were 96,150,000 shares of common stock issued and outstanding. This column assumes that a sufficient number of authorized but unissued shares would be available and therefore includes shares that are not issuable as of the date of this current report.

(2) Accelerant Partners, LLC is the sole voting member of Petals and therefore may be deemed to be the beneficial owner of the shares of our capital stock held by Petals.

(3) Stephen M. Hicks, our president and chairman, is also the president of Petals and therefore may be deemed to be the beneficial owner of the shares of our capital stock held by Petals.

(4) Represents the number of shares of our common stock that would be issuable upon the conversion of 240 shares of our Series B preferred stock held by Petals. As of the date of this current report, we lack a sufficient number of authorized and unissued shares of common stock to satisfy the conversion of more than 38 shares of Series B preferred stock (see note 1 above). Not included are the shares of our common stock issuable upon conversion of 10,800 shares of our Series A preferred stock held by Petals. Pursuant to the certificate of designations, preferences and rights of our Series A preferred stock, shares of Series A preferred stock may not be converted into shares of our common stock before the first anniversary of the original issue date of such shares. All of the outstanding shares of our Series A preferred stock held by Petals were issued on June 30, 2006. But for these time restrictions, the shares of our Series A preferred stock held by Petals would be convertible into 18,000,000 shares of our common stock.

(5) Henry Sargent became a director on August 18, 2006, when Mr. Scharmann’s resignation from our board of directors became effective. As reported on a Form 4 filed by Petals with the SEC on August 2, 2006, Petals entered into an Assignment Agreement with MWP, dated July 31, 2006, assigning to MWP 5,700,000 shares of our common stock. Mr. Sargent is a control person of MWP.

(6) On August 18, 2006, Mark A. Scharmann’s resignation from our board of directors became effective and therefore, Mr. Scharmann is not included in this table. As of August 25, 2006, Mr. Scharmann owned 2,824,330 shares of our Common Stock and had no outstanding rights to acquire Common Stock within 60 days of August 25, 2006.

(7) On August 27, 2006, Stephen Hieber tendered his resignation as Chief Financial Officer of ImmunoTechnology Corporation effective September 7, 2006. To the knowledge of the Company’s executive officers, Mr. Hieber’s resignation was not due to any disagreement with the Company’s operations, policies or practices. Our board of directors has not yet chosen a permanent replacement for Mr. Hieber or determined who will act as interim principal financial officer while the board of directors conducts a search for a permanent replacement for Mr. Hieber. For more information regarding Mr. Hieber’s resignation, please see the Company’s current report on form 8-K filed with the SEC on August 29, 2006 which is incorporated herein by reference.

DESCRIPTION OF SECURITIES

Designation of Series A Preferred Stock and Series B Preferred Stock

Pursuant to the Immuno certificate of incorporation, the board of directors of Immuno has the authority to issue, without any further vote or action by stockholders, a total of up to 10 million shares of preferred stock and to fix the rights, preferences, privileges, and restrictions, including voting rights, of the preferred stock, which typically are senior to the rights of the common stockholders. In connection with the transactions contemplated by the Contribution Agreement and the Acquisition, the board of directors designated 10,800 and 240 shares of preferred stock as Series A and Series B Preferred Stock respectively. All of the designated Series A Preferred Stock and Series B Preferred Stock were issued to Petals Decorative Accents LLC on June 30, 2006 in connection with the Acquisition. Below under the heading "Post Acquisition Description of Securities" is a summary of the rights and preferences of the Immuno Common Stock and preferred stock. This summary of the securities issued by the Company is qualified in its entirety by reference to Immuno's certificate of incorporation and the certificates of designations, rights and preferences of the Series A Preferred Stock and the Series B preferred stock, copies of which are attached as exhibits to our current report on Form 8-K filed on July 7, 2006, which is incorporated herein by reference.

Post Acquisition Description of Securities

The following section contains a description of Immuno's common stock and other securities that we have issued from time to time. Immuno's authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value per share, and 10,000,000 shares of preferred stock, $0.00001 par value per share, of which 10,800 are designated as Series A convertible preferred stock and 240 are designated as Series B convertible preferred stock. As of August 2, 2006, Immuno had 96,150,000 shares of our common stock, 10,800 shares of our Series A preferred stock and 240 shares of our Series B preferred stock issued and outstanding.

Common Stock

Voting Rights. Holders of our common stock are entitled to one vote per share held of record on all matters to be voted upon by our stockholders. Our common stock does not have cumulative voting rights. Persons who hold a majority of the outstanding common stock entitled to vote on the election of directors can elect all of the directors who are eligible for election.

Dividends. Subject to preferences that may be applicable to the holders of any outstanding shares of our preferred stock, the holders of our common stock are entitled to receive such lawful dividends as may be declared by our board of directors.

Notwithstanding the rights of the holders of our common stock set forth in our charter, we are subject to the following contractual restrictions regarding the payment of dividends:

Liquidation And Dissolution. In the event of our liquidation, dissolution or winding up, and subject to the rights of the holders of any outstanding shares of our preferred stock, the holders of shares of our common stock will be entitled to receive pro rata all of our remaining assets available for distribution to our stockholders.

Other Rights And Restrictions. Our charter prohibits us from granting preemptive rights to any of our stockholders. All outstanding shares are fully paid and nonassessable.

Our common stock is quoted on the OTC Bulletin Board by the National Association of Securities Dealers, Inc. under the symbol "IMUO.OB."

Preferred Stock

Our certificate of incorporation authorizes us to issue shares of our preferred stock from time to time in one or more series without stockholder approval.

As of August 25, 2006, we had designated 10,800 shares as Series A convertible preferred stock, all of which were outstanding on that date, and 240 shares of our preferred stock as Series B convertible preferred stock, all of which were outstanding on that date.

The following is a summary description of the principal terms of each series of our preferred stock. For a complete statement of all the terms of each series of preferred stock, please review the applicable certificate of designations that are filed as Exhibits 3.3 and 3.4 to our current report on Form 8-K filed on July 7, 2006 and which are incorporated herein by reference.

Series A Preferred Stock

Voting Rights. Shares of Series A Preferred Stock vote on an as-if-converted basis with the our Common Stock on all matters. Shares of Series A Preferred Stock also are entitled to vote as a separate class on, among other things, any amendment to the terms or authorized number of shares of Series A Preferred Stock and the issuance of any equity security ranking senior to the Series A Preferred Stock. Where pursuant to the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock, the Series A Preferred Stockholders do have the right to vote as a series, the affirmative vote of the holders of not less than a majority of the outstanding shares of Series A Preferred Stock is necessary to constitute approval.

Dividends. Dividends accrue on shares of Series A Preferred Stock cumulatively at the rate of 8% per annum and are payable as and when declared by the Company’s Board of Directors, provided that accrued dividends will be paid no less frequently than semi-annually with the first payment to be made on January 1, 2007. In addition, in the event we make, or fix a record date for the determination of holders of common stock entitled to receive any distribution payable in our property or in our securities other than shares of common stock, then, and in each such event, the holders of the Series A Preferred Stock will receive, at the time of such distribution, the amount of property or the number of our securities that they would have received had their Series A Preferred Stock shares been converted into Common Stock on the date of such event.

Conversion. Beginning on the first anniversary of the original issue date, each share of the Series A Preferred Stock is convertible at option of the Series A stockholder at any time and from time to time, without the payment of additional consideration. Each share of Series A Preferred Stock converts into such number of fully paid and nonnassessable shares of Common Stock as is determined by dividing $1,000 by the Series A Conversion Price (as defined in the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock) which is currently $0.60, and which will be subject to adjustment from time to time. In the event that such a conversion would result in the issuance of fractional shares of Common Stock, the number of shares of Common Stock issued will be rounded down to the nearest whole number. Any shares of Series A Preferred Stock so converted will be retired and cancelled and will not be reissued as shares of such series.

Antidilution. Upon the occurrence of a stock distribution, stock combination or stock dividend, the conversion rate will be adjusted so that the conversion rights of the Series A Preferred Stock stockholders will be nearly equivalent as practicable to the conversion rights of the Series A Preferred Stock stockholders prior to such event. If the Company issues additional shares of its equity securities, or securities or debentures exchangeable for or convertible into additional shares of its equity securities, at a purchase price less than the then applicable conversion price of the Series A Preferred Stock (excluding shares issued to employees, directors and consultants in the form of Board of Director approved stock options and stock purchase plans), then the applicable conversion price will be reduced on a weighted average formula basis to diminish the effect of the dilutive issuance on the Series A Preferred Stock.

Redemption. We may not redeem shares of the Series A Preferred Stock.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, holders of the Series A Preferred Stock will be entitled to receive a liquidation preference of $1,000 per share plus accrued and unpaid dividends. The Series A Preferred Stock is senior in right of distribution in liquidation to the Series B Preferred Stock and the Common Stock. If, upon any winding up of our affairs, our assets available to pay the holders of Series A Preferred Stock are not sufficient to permit payment in full, then all our assets will be distributed to those holders on a pro rata basis.

Series B Preferred Stock

Voting Rights. Shares of Series B Preferred Stock vote on an as-if-converted basis with the our Common Stock on all matters. Shares of Series B Preferred Stock also are entitled to vote as a separate class on, among other things, any amendment to the terms or authorized number of shares of Series B Preferred Stock and the issuance of any equity security ranking senior to the Series B Preferred Stock. Where pursuant to the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock, the Series B Preferred Stockholders do have the right to vote as a series, the affirmative vote of the holders of not less than a majority of the outstanding shares of Series B Preferred Stock is necessary to constitute approval.

Dividends. In the event we make, or fix a record date for the determination of holders of Common Stock entitled to receive any distribution payable in our property or in our securities, then and in each such event the holders of the Series B Preferred Stock will receive, at the time of such distribution, the amount of our property or the number of our securities that they would have received had their Series B Preferred Stock shares been converted into Common Stock on the date of such event.

Conversion. Provided that sufficient shares of authorized and unissued shares of Common Stock are available, each share of the Series B preferred stock is convertible, at the option of the holder into 100,000 fully paid and nonnassessable shares of common stock. Any shares of Series B preferred stock so converted will be retired and cancelled and retired and cancelled and will not be reissued as shares of such series.

Antidilution. Upon the occurrence of a stock split, stock dividend, combination or reclassification of our common stock, the conversion rate of the Series B preferred stock will be proportionately adjusted so that the conversion rights of the Series B preferred stock stockholders will be nearly equivalent as practicable to the conversion rights of the Series B preferred stock stockholders prior to such event.

Liquidation. We may not redeem shares of the Series B preferred stock.

Dissolution. In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, holders of the Series B preferred stock will be entitled to participate with the common stock in the distribution of assets or funds on a pro rata basis as if the shares of Series B preferred stock had been converted immediately prior to such liquidation, dissolution, or winding up of the Company.

CERTAIN PROVISIONS OF IMMUNO'S CERTIFICATE OF INCORPORATION AND BYLAWS AND
DELAWARE ANTI-TAKEOVER LAW

Certain provisions of Delaware law and Immuno's certificate of incorporation and bylaws could make more difficult the acquisition of us by means of a tender offer, a proxy contest, or otherwise, and the removal of incumbent officers and directors. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Immuno.

Immuno's certificate of incorporation and bylaws include provisions that allow the board of directors to issue, without further action by the stockholders, up to 10,000,000 shares of undesignated preferred stock.

Immuno is subject to Section 203 of the Delaware General Corporation Law. This provision generally prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless:

•	prior to such date, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual meeting or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of a corporation at any time within three years prior to the time of determination of interested stockholder status; and any entity or person affiliated with or controlling or controlled by such entity or person.

THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO EFFECT A 1-FOR-3 REVERSE SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK

General

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved a plan of recapitalization by undertaking a 1-for3 reverse stock split with respect to the outstanding shares of our Common Stock (the “Reverse Stock Split”) , without any change in the powers, preferences and rights and qualifications, limitations or restrictions thereof, with all fractional shares to be paid cash in lieu thereof. The Reverse Stock Split will not reduce our authorized shares of Common Stock, which will remain at 100,000,000. Pursuant to DGCL Section 242, the required stockholder vote to approve the Reverse Stock Split is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment. The text of the Reverse Stock Split can be found in Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Reverse Stock Split will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation (the “Effective Date”) which will occur on a date not less than 21 days after we mail this Information Statement to our record stockholders.

Reverse Stock Split. On the Effective Date, every three shares of Common Stock outstanding or held in treasury will be changed and reclassified into one share of Common Stock. The reclassification of a stockholder's existing shares of Common Stock into a new number of shares of Common Stock as described above may result in the creation of fractional shares. We will not issue fractional shares. Instead, stockholders entitled to receive fractional shares will receive an amount in cash equal to such fractional interest multiplied by the closing bid price of the Common Stock on the Effective Date.

Authorized Shares. The Reverse Stock Split will not change the number of shares of Common Stock we have authorized for issuance. After the Reverse Stock Split we will have 100,000,000 shares of Common Stock authorized. Of these, approximately 32,050,000 will be issued and outstanding, and the rest will be available for future issuance.

Record Date. The record date for the determination of stockholders entitled to notice of the Reverse Stock Split is the close of business on August 2, 2006.

Mailing Date. The mailing date is the date on which we mail this Information Statement in definitive form to our stockholders in accordance with SEC rules.

Effective Date.  The Reverse Stock Split will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Reverse Stock Split cannot be effective until at least 20 calendar days after the Mailing Date.

Exchange of Certificates. Beginning on the Effective Date, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Effective Date shares. After the Effective Date, stockholders whose shares are held in certificate form will receive a transmittal letter from our transfer agent. Our stockholders will be instructed to deliver stock certificates to Immuno’s transfer agent, Corporate Stock Transfer, Inc., at 3200 Cherry Creek Drive, #430, Denver, CO, 80209, duly endorsed for transfer. Upon delivery of the old stock certificates, the transfer agent will issue and deliver new stock certificates for the Common Stock representing the number of shares of Common Stock held of record by our stockholders following the Reverse Stock Split, in each case in exchange for a stock certificate or certificates for shares of Common Stock issued prior to the Reverse Stock Split.

Dissenters’ Right of Appraisal. Under the DGCL. stockholders will not be entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Other Procedural Matters Related to the Reverse Stock Split. On August 2, 2006, our board of directors, by unanimous written consent, adopted resolutions approving the Reverse Stock Split, subject to stockholder approval. The Reverse Stock Split was approved by the written consent of the holder of approximately 91.4% of the outstanding voting securities of the Company on August 2, 2006. Twenty one days fter this Information Statement is mailed, the Company will promptly file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The Reverse Stock Split will become effective upon the filing of the Company’s Amended and Restated Certificate of Incorporation.

Effects of the Reverse Stock Split

We calculated several important values to help you analyze the principal effects of the Reverse Stock Split. These calculations are illustrative only and will change based on the number of outstanding shares of Common Stock and shares held by each stockholder between now and the Effective Date.

General. As a result of the Reverse Stock Split, outstanding shares of Common Stock and treasury shares on the Effective Date will automatically convert into a lesser number of Common Stock, thereby increasing the total number of authorized and unissued shares based on a 3-for-1 exchange ratio. Fractional shares will be paid cash in lieu thereof.

Effect on the Number of Authorized Shares of Common Stock. The number of authorized shares will not be affected by the Reverse Stock Split. We are not reducing the number of authorized shares. As of August 2, 2006, the number of authorized shares of Common Stock was 100,000,000. On the Effective Date, the number of authorized shares will be equal to 100,000,000.

Effect on the Number of Holders of Record. The Reverse Stock Split will not change the number of holders of record of our Common Stock.

Effect on the Number of Outstanding Shares of common Stock. The Reverse Stock Split will decrease the number of shares of Common Stock outstanding at the Effective Date by approximately two-thirds. Except for minor decreases in the number of shares outstanding resulting from the retirement of fractional shares, the Reverse Stock Split by itself will not affect stockholders' proportionate equity interest in the Company or the rights of stockholders with respect to each share of our Common Stock as to voting, dividends and other matters. However, shares of outstanding Series B Preferred Stock which, prior to the Effective Date of the Reverse Split is unable to convert into Common Stock due to an insufficient number of authorized but unissued shares of Common Stock, will be able to convert into Common Stock, at the option of the holder after the Effectoive Date of the Reverse Stock Split.

  Effect on the Number of Unissued Shares. The Reverse Stock Split will result in additional unissued shares.

Effect on the Rights, Designations and Preferences of our Common Stock. With the exception of the number of shares that are authorized, issued and outstanding, the rights and preferences of the shares of the common stock prior and subsequent to the Reverse Stock Split will remain the same.

Effect on Convertible Securities. Before the Reverse Stock Split, each share of Series B Preferred Stock is convertible into 100,000 shares of common stock. After the Reverse Stock Split, each share of Series B Preferred Stock will be convertible into approximately 33,333 shares of Common Stock. In addition, the Series B Preferred Stock is only convertible into shares of common stock to the extent the Company has sufficient authorized but unissued shares of Common Stock to cover the conversion in full. As August 2, 2006, prior to the Reverse Stock Split, only 38 shares of Series B Preferred Stock would be potentially convertible into Common Stock given the limited number of authorized and unissued shares of available to the Company (3,850,000). On the Effective Date of the Reverse Stock Split, the number of authorized but unissued shares of Common Stock will no longer be a restriction on the ability to convert the Series B Preferred Stock shares currently outstanding.

The Series A Preferred Stock may not be converted into shares of Common Stock before the first anniversary of the original issue date of such shares. All of the outstanding shares of Series A Preferred Stock held by Petals were issued on June 30, 2006. But for these time restrictions, before the Reverse Stock Split, each share of Series A Preferred Stock held by Petals would be convertible into approximately 1666.67 shares of Common Stock. After the Reverse Stock Split, each share of Series A preferred stock will be convertible into 555.56 shares of Common Stock.

Odd Lot. The Reverse Stock Split will result in some stockholders holding less than 100 shares of our common stock, and, as a consequence, such stockholders may incur, as they do now, greater costs associated with selling such shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

Financial Statements. The Reverse Stock Split will not affect the par value of the Common Stock, as a result, as of the Effective Date, the stated capital attributable to the common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio and the additional paid in capital account will be credited with the amount by which the stated capitqal account is reduced. Otherwise, the Reverse Stock Split will affect our financial statements only in so far as certain of our financial statement disclosures are presented on a per share basis. For example, our weighted average number of shares outstanding will decrease.

Effect on our Dividend Policy. We have not paid and do not anticipate paying any dividends on our Common Stock in the foreseeable future. The payment of any cash dividends will be at the discretion of the board of directors and will be dependent upon our results of operations, financial condition, capital requirements, contractual restrictions and other factors deemed relevant by the board. The Reverse Stock Split

Potential Anti-Takeover Effect. Although the increased proportion of un-issued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change of control), the Reverse Stock Split is not being undertaken in response to any effort of which the board of directors is aware to accumulate shares of Common Stock or obtain control of the Company.

Other Effects. Following the effective date of the Reverse Stock Split, it is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Reasons for the Reverse Stock Split

Our board of directors believes that the Reverse Stock Split offers the following benefits.

•
We do not have enough authorized and unissued shares of Common Stock to issue upon conversion of our Series A Preferred Stock and B Preferred Stock. By reducing the number of outstanding shares of Common Stock and increasing the number of authorized and unissued shares of Common Stock it is more likely that we will be able to fulfill our obligations upon conversion of the currently outstyanding shares of Series A Preferred Stock and Series b Preferred Stock.

•
Reducing the number of outstanding shares and increasing the number of authorized and unissued shares may make our capital structure more attractive to potential investors and provide us with greater flexibility in structuring financings and pursuing other corporate development opportunities.

•
We believe that the Reverse Stock Split may encourage interest in our common stock and possibly promote greater liquidity for our shareholders. Again, we cannot guarantee that this will be the case or, indeed, that any of the foregoing hoped-for effects will result from the Reverse Stock Split.

You should be aware that the Reverse Stock Split presents the following disadvantages:

•
By increasing the number of authorized but unissued shares of Common Stock, we will be able to issue additional shares of Common Stock. As a result, our existing stockholders will experience significant dilution if any of the authorized but unissued shares of Common Stock are subsequently issued.

•	Future sales of these shares into the public market may have the effect of lowering the price of our Common Stock.

Federal Income Tax Consequences for the Reverse Stock Split

The following description of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices, all as currently in effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers, such as non-resident aliens, broker-dealers, tax-exempt organizations, banks, insurance companies, or those who do not hold Company Stock as a capital asset. In addition, this discussion does not discuss the tax consequences under the laws of any foreign, state or local jurisdiction. Stockholders should consult their own tax advisors to determine the particular tax consequences applicable to their individual circumstances.

In general, the Company believes that the Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and therefore will have the following federal income tax consequences:

1. Other than for the cash payments for fractional shares discussed below, stockholders will not recognize gain or loss in the exchange. A stockholder's aggregate tax basis in the new shares will equal the holder's aggregate tax basis in the existing shares, and a stockholder’s holding period in the new shares will include his or her holding period in the existing shares.

2. In general, a United States stockholders who receive cash in exchange for their fractional share interests in the post-Reverse Stock Split shares as a result of the Reverse Stock Split will recognize gain or loss based their adjusted basis in the fractional share interest redeemed. The gain or loss will consitiute a capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the Effective Date.

3. The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

THE APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CREATE A CLASSIFIED BOARD OF DIRECTORS

General

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation creating a classified board of directors. The board of directors will be divided into three classes designated as Class I, Class II and Class III, respectively. Directors will be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the first annual meeting of stockholders following the date these changes were adopted, the term of office of the Class I directors will expire and Class I directors will be elected for a full term of three years. At the second annual meeting of stockholders following the date these changes were adopted, the term of office of the Class II directors will expire and Class II directors will be elected for a full term of three years. At the third annual meeting of stockholders following the date these changes were adopted, the term of office of the Class III directors will expire and Class III directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Pursuant to DGCL Section 242, the required stockholder vote to approve the Classified Board Amendment is a majority of the outstanding stock entitled to vote on the amendment and a majority of each class entitled to vote on the amendment. The text of the Classified Board Amendment can be found in Article SIXTH, Section 2 of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders.

When the Classified Board Amendment becomes effective, Immuno’s Certificate of Incorporation and by-laws will require us to have at least three directors but no more than 12. The number of directors is set by the board of directors and is currently 3. Mr. Hicks, our president, is the only director who is an employee of the Company. The make-up of the board of directors is as follows:

•	Class I directors standing for election at the 2006 Annual Meeting and will be elected for three-year terms ending in 2009.

•	Class II directors, whose terms end in 2007, will serve out their current terms in full and stand for election at the 2007 annual meeting for three-year terms ending in 2010.

•	Class III directors, whose terms end in 2008, will serve out their current terms in full and stand for election at the 2008 annual meeting for three-year terms ending in 2011.

It is anticipated that Stephen M. Hicks will be the Class III director and the Henry Sargent will be the Class II director. The Class I director seat will remain vacant for the time being.

Reasons for Creating a Classified Board of Directors

Designation of a classified board of directors is permitted under Section 141(d) of the General Corporation Law of the State of Delaware. Section 141(d) provides that a corporation may divide its board into one, two or three classes, with (in the case of a board divided into three classes) the classes serving for staggered three-year terms, so that the directors of one class stand for re-election in any given year.

Although we have a single stockholder who owns 91.4% of our voting stock and therefore controls all actions submitted to a vote of our stockholders, we anticipate that this will not always be the case. The principal purposes of the amendment to create a classified board of directors are to promote continuity and stability in the Company's leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company's stockholders. The proposed amendments may be considered "anti-takeover" in nature and the effect of such amendments may be to render more difficult or to discourage a merger or tender offer, even if such transaction is favorable to the interests of the stockholders, or the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management, even if such removal would be beneficial to stockholders.

Stockholders should note that the proposed amendments may discourage tender offers and other non-open market acquisitions made at prices above the prevailing market price of the Company's stock and acquisitions of stock by persons attempting to acquire control through market purchases that may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Discouragement of such acquisitions may have the effect of depriving stockholders of opportunities to sell their stock at a premium under such circumstances.

The board of directors has no knowledge of any efforts by any person to obtain control of the Company or to change its management. However, in view of the number of hostile tender offers and proxy contests experienced by public companies, the board of directors believes that it is prudent and in the interest of the stockholders to adopt this amendment and that it is desirable to adopt the amendment at a time when the Company is not subject to a takeover attempt.

Under the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the Classified Board Amendment, and the Company will not independently provide stockholders with any such right.

Directors and Executive Officers

Prior to the Acquisition, the directors and executive officer of Immuno were as follows:

Name	Age	Position
Mark Scharmann	47	President, treasurer and director
Dan Price	51	Director

The Contribution Agreement required that each of Immuno’s executive officers deliver a written resignation and release prior to the Closing. Mr. Scharmann delivered his resignation as an officer on June 30, 2006 and therefore has ceased to serve as our president and chief executive officer. On the same date, Mr. Price resigned as a director of Immuno.

On July 31, 2006, Mr. Scharmann resigned as a member of our board of directors effective upon the expiration of the 10-day period beginning on the later of the date of the filing of this Information Statement with the SEC pursuant to Rule 14f-1 or the date of mailing of this Information Statement to our shareholders. The combined resignations of Mr. Price and Mr. Scharmann represent a complete change in the members of our board of directors since the Acquisition. Our board of directors appointed Henry Sargent (the “Designated Director”) to fill the vacancy on our board created by the resignation of Mr. Scharmann. Mr. Sargent's appointment was conditioned and effective upon the effectiveness of Mr. Scharmann's board resignation. The Schedule 14C was subsequently mailed to our stockholders of record on August 8, 2006 and on August 18, 2006, the resignation of Mr Scharmann as a member of, and the appointment of Henry Sargent to, our board of directors became effective. For more information regarding the appointment of Mr. Sargent, please see our Schedule 14F-1 filed with the SEC on August 4, 2006, which is incorporated herein by reference.

In connection with the Contribution Agreement, all of the executive officers of Petals became executive officers of Immuno and Stephen M. Hicks was appointed as a director of Immuno and elected to serve as chairman. The following table sets forth the name and position of each of Immuno’s directors and executive officers immediately after the Closing:

Name	Age	Position
Stephen M. Hicks	46	President and chairman of the board of directors
Christopher Topping	45	Chief executive officer
Stephen Hieber (1)	40	Chief financial officer
Daniel Dorzback	49	Chief merchandising officer
Antonio Yenidjeian	50	Senior vice president of operations
Mark A. Scharmann	47	Director

(1) On August 27, 2006, Stephen Hieber tendered his resignation as Chief Financial Officer of ImmunoTechnology Corporation effective September 7, 2006. To the knowledge of the Company’s executive officers, Mr. Hieber’s resignation was not due to any disagreement with the Company’s operations, policies or practices. Our board of directors has not yet chosen a permanent replacement for Mr. Hieber or determined who will act as interim principal financial officer while the board of directors conducts a search for a permanent replacement for Mr. Hieber. For more information regarding Mr. Hieber’s resignation, please see the Company’s current report on form 8-K filed with the SEC on August 29, 2006 which is incorporated herein by reference.

Stephen M. Hicks. Mr. Hicks has been chairman of Petals since its inception. Mr. Hicks founded Southridge Capital Management, LLC in 1996. Southridge is a fund management company that generally focuses on financing small-cap public companies. He has been chief executive of Southridge since its inception. From April 1994 until August 1997, Mr. Hicks was associated with Trans Pacific Capital (USA) Inc. as a fund manager specializing in derivatives and negotiated private placements. From September 1990 until April 1994, Mr. Hicks was employed by Wertheim Schroeder & Co. Inc., and became Head of Proprietary Derivatives Trading. Mr. Hicks received his BS from Kings College, Ontario, and his MBA from Fordham University.

Christopher Topping. Mr. Topping assumed his current position with Petals in August 2004. From 2001 to August 2004, he was the chief marketing officer of The Wine Enthusiast, a private company based in Elmsford, NY. From 1994 to 2001 he was the vice president of marketing of Petals, Inc. Petals, Inc. later filed for protection from creditors under Chapter 11 of the bankruptcy code in May 2003. Mr. Topping holds a Bachelor of Science from the University of Rhode Island and a Master of Business Administration from New York University Stern School of Business.

Stephen Hieber. Mr. Hieber became Petals chief financial officer in October 2005. From 1997 until October 2005, Mr. Hieber was the chief financial officer of The Wine Enthusiast, a private company based in Elmsford, NY. Mr. Hieber holds a BS in finance from Rider University.

Daniel Dorzback. Mr. Dorzback has over 20 years of experience as a merchandising executive. ost recently he was the Retail Director of Mikasa for two years. From September 2000 to January 2002, Mr. Dorzback was the Senior Vice President of Merchandising for Petals, Inc. Petals, Inc. later filed for protection from creditors under Chapter 11 of the bankruptcy code in May 2003. In his role at Petals, Inc., Mr. Dorzback was instrumental in developing the company’s accessory product mix and reducing the company’s cost of goods in this category. Mr. Dorzback started his career with Macy’s. Mr. Dorzback received a BA and MBA from Boston University.

Antonio Yenidjeian. Mr. Yenidjeian became Petals' senior vice president of operations in October 2005. Before that, Mr. Yenidjeian was a consultant to us and was instrumental in restarting our business after the bankruptcy of Petals, Inc. From 1999 to 2001 Mr. Yenidjeian was senior vice president and chief operating officer of Camdens, an LVMH venture-backed incentive, rewards and recognition gifting service. From 1996 to 1999, Mr. Yenidjian served as senior vice president and chief information officer at Doubleday Direct, now called BookSpan, a Bertelsmann AG company and the largest continuity business in the world. Mr. Yenidjeian holds a B.S.E.E. from the Universidad de Buenos Aires, Argentina.

Henry Sargent (Age 39). Mr. Sargent has been a director of Petals since its inception. He has held various executive positions with Southridge Capital Management, LLC since 1998. Prior to joining Southridge, Mr. Sargent practiced corporate law with Claugus & Mitchell, a New York law firm. Mr. Sargent is a CFA and received his BA from Connecticut College and his JD from Fordham University.

Mark Scharmann. Mr. Scharmann has been a private investor and business consultant since 1981. Mr. Scharmann became involved in the consulting business following his compilation and editing in 1980 of a publication called Digest of Stocks Listed on the Intermountain Stock Exchange. In 1981 he compiled and edited an 800 page publication called the OTC Penny Stock Digest. Mr. Scharmann has rendered consulting services to public and private companies regarding reverse acquisition transactions and other matters. Mr. Scharmann was vice president of OTC Communications, Inc. from March 1984 to January 1987. From 1982 to 1996, he was the president of Royal Oak Resources Corporation. In 1996, Royal Oak Resources completed and acquisition and in connection therewith changed its name to Hitcom Corporation. Mr. Scharmann was the President of Norvex, Inc., a blank check company which completed an acquisition and in connection therewith, changed its name to Capital Title. Mr. Scharmann is a promoter of Nightingale, Inc., a publicly-held corporation blank check company. He has also been an officer and director of several other blind pool companies.

On June 30, 2006, the Immuno board of directors created an executive committee, the initial member of which is Mr. Hicks. The Immuno board of directors delegated all of the directors’ powers which may be delegated to committees pursuant to Section 141 of the General Corporation Law of the State of Delaware to the executive committee.

Compensation of Directors and Executive Officers

Immuno Director Compensation

Our directors received no compensation for their service on our board of directors for fiscal year 2006, ended on June 30, 2006.

Immuno Officer Compensation

Our officers received no compensation for their services for fiscal year 2006, ended on June 30, 2006.

Summary Compensation Table of the Officers and Directors of Petals

The following table relates to the historical management of Petals and sets forth the compensation earned during Petals’ fiscal year 2005, ended on September 5, 2005, by the chief executive officer of Petals, its other executive officer who was in office on the last day of its fiscal year ended September 3, 2005, and its former chief financial officer, whom we refer to in this Report as the "named executive officers" of Petals.

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	Other Compensation
Christopher Topping (1) chief executive officer	2005	235,000	15,000	1,272

Daniel Dorzback (2) chief merchandising officer	2005	151,292	5,000	723

James Hersh (3) former chief financial officer	2005	191,667		1,219

_________________

1.	Mr. Topping joined us on August 30, 2004.
2.	Mr. Dorzback joined us on October 15, 2004.
3.	Mr. Hersh, our chief financial officer, separated from Petals on October 18, 2005.

Steven Hieber, Petals chief financial officer, joined Petals on October 11, 2005. Antonio Yenidjeian, Petals executive vice president of operations, joined Petals on October 1, 2005. No executive officer of Petals has received any stock or other equity-based compensation.

Employment Agreement with Chairman.

Petals entered into a five-year employment agreement with its president and chairman, Mr. Hicks, as of March 31, 2006 which provides for an annual salary of $280,000. Petals may defer payment of the base salary to him until January 1, 2007. From time to time, the chairman, at his sole discretion, may elect to receive all or any part of his base salary in the form of common equity of Petals. The value of any common equity to be paid to the chairman will be determined as follows: (i) if there exists a public market for Petals' common equity, then the price per share will be 75% of the average of the closing trading prices for the ten trading days ending on the trading day immediately prior to the due date, or (ii) if no public market exists for Company's common equity, then by the Board of Directors of Petals in its reasonable good faith judgment. The Chairman will be granted an annual equity bonus in each year during the term of the Agreement equal to two percent of the then outstanding common equity of Petals in the event that Petals generates annual earnings before interest, taxes, depreciation and amortization of at least $2,000,000 during such fiscal year. The equity grant is payable to the Chairman within 30 days after the end of each fiscal year.

The Agreement automatically renews for successive one year periods unless either party declines to renew this Agreement by giving the other party hereto written notice within 90 days of the end of any one-year renewal period.

As part of the Agreement, Mr. Hicks agreed to devote such time as he, in his sole discretion, deems reasonable necessary to fulfill his obligations under the Agreement, recognizing that his employment does not require his full business time or limit his association with other entities.

Employment Agreement with Chief Executive Officer.

 On August 12, 2004 Petals entered into an Employment Agreement with Christopher Topping, Petals' chief executive officer. Mr. Topping was approved as our chief executive officer on June 30, 2006 in connection with the Acquisition. The initial term of the agreement is for two years and renews automatically for successive one year periods unless terminated earlier pursuant to its terms. The agreement provides for an annual base salary of $240,000 and bonus compensation equal to 4% of Petals' earnings before interest, taxes, depreciation and amortization, as well as performance based equity grants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, as well as persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of such forms received by us or written representations from certain reporting persons provided to us, we believe that during the fiscal year ended June 30, 2006 all applicable filing requirements were complied with by our executive officers and directors.

Initial reports under Section 16(a) of the Securities Exchange Act of 1934 were not timely filed by Messrs. Dorzback, Hieber and Yenidjeian. These delayed reports did not involve any transaction in our common stock but rather were related to each individuals elections as officers of the Company on June 30, 2006, in connection with the Acquisition. The Company is not aware of any outstanding report required to be filed by any of Messrs. Dorzback, Hieber and Yenidjeian.

Corporate Governance

During the fiscal year ended June 30, 2006, our board of directors consisted of two members. We will have one vacancy upon the effectiveness of Mr. Scharmann's resignation as a member of the board. Mr. Scharmann's resignation will become effective upon the expiration of the 10-day period beginning on the later of the date of the filing of this Information Statement with the SEC pursuant to Rule 14f-1 or the date of mailing of this Information Statement to our shareholders.

Mr. Sargent, the Designated Director, will replace Mr. Scharmann upon the effectiveness of Mr. Scharmann's resignation. This step will be accomplished by unanimous written consent of directors appointing the designated director to fill the current vacancy on the board of directors. In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws, our business and affairs are managed under the direction of the Board.

Meetings of the Board

Our board of directors consisted of two directors during the fiscal year ended June 30, 2006, and no board meetings were held and all resolutions were adopted by unanimous written consent.

Committees of the Board

Executive Committee

Our board of directors has created an executive committee of the board. The number of positions on the committee is set at one (1), and Stephen M. Hicks is the sole appointed member. Our board has delegated to this committee all of the directors' powers which may be delegated to committees pursuant to Section 141 of the General Corporation Law of the State of Delaware.

Audit Committee

We do not have an Audit Committee. We are not a "listed issuer" within the meaning of Rule 10A-3 under the Exchange Act of 1934, as amended. As a result, we are not required to have an audit committee. However, our board of directors may consider appointing such a committee in the future. Currently, our entire board of directors serves the function of an audit committee.

We do not have an Audit Committee Financial Expert. The SEC has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to audit committees of listed companies. One of the rules adopted by the SEC requires a company to disclose whether it has an "Audit Committee Financial Expert" serving on its audit committee. We are not required to have an audit committee. As a result, we do not have an Audit Committee Financial Expert, as defined by Item 401(e)(2) of Regulation S-B, serving as a director of the Company.

Compensation Committee

We do not have a standing compensation committee. Until we form a compensation committee, the board of directors as a whole will make recommendations concerning executive salaries and incentive compensation for our employees and will administer any stock incentive plans adopted by the Company.

Nominating Committee

We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. Our board of directors does not have any minimum qualifications that must be met by director nominees. Until we form a separate Nominating Committee, the board of directors as a whole will be responsible for the process of nominating directors.

Our board of directors does not have a formal process for identifying and evaluating nominees for directors, including nominees recommended by security holders. Moreover, we do not pay fees to any third party to assist in the process of identifying or evaluating director candidates.

Policy Regarding Director Attendance at Annual Meetings

We do not have a policy regarding director attendance at annual stockholder meetings.

Stockholder Communications with the Board

The board of directors has not implemented a process by which shareholders may send written communications to the board's attention. Stockholders may communicate with the board of directors, you may send correspondence to the attention of the Corporate Secretary, ImmunoTechnologies Corporation, 90 Grove Street, Ridgefield, Connecticut 06887.

THE APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY’S NAME FROM “IMMUNOTECHNOLOGY CORPORATION” TO
“PETALS DECORATIVE ACCENTS, INC.

General

Name Change. Our name will be changed from "ImmunoTechnology Corporation" to "Petals Decorative Accents, Inc", as of the Effectivbe Date.

Record Date. The record date for the determination of stockholders entitled to notice of the Name change Amendment is the close of business on August 2, 2006.

Mailing Date. The mailing date is the date on which we mail this Information Statement in definitive form to our stockholders in accordance with SEC rules.

Effective Date.  The Name Change Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Name Change Amendment cannot be effective until at least 20 calendar days after the Mailing Date.

Dissenters’ Right of Appraisal. Pursuant to the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the Name Change Amendment and and the Company will not independently provide stockholders with any such right.

Other Procedural Matters Related to the Name Change. On August 2, 2006, our board of directors, by unanimous written consent, adopted resolutions approving the Name Change Amendment, subject to stockholder approval. The Name Change Amendment was approved by the written consent of a holder of approximately 91.4% of the outstanding voting securities of the Company on August 2, 2006. Twenty one days after this Information Statement is mailed, the Company will promptly file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The Name Change Amendment will become effective upon the filing of the Company’s Amended and Restated Certificate of Incorporation.

Reasons for the Company’s Name Change

Prior to the transactions described herein, Immuno was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)). We intend to carry on the business of Petals using the assets acquired from Petals and therefore, the board of directors believes it is in the best interests of the Company to change our name to reflect our contiunued operation of the Petals business.

RATIFICATION OF THE ADOPTION OF THE PETALS DECORATIVE ACCENTS, INC. 2006
STOCK INCENTIVE PLAN.

General

On August 2, 2006, our board of directors and the requisite number of stockholders, acting by written consent in lieu of a meeting, approved the adoption of the Stock Incentive Plan. The Stock Incentive Plan authorizes the grant of stock options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, nonstatutory stock options, awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights. Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. The Stock Incentive Plan initially authorizes the issuance of awards for up to 15,000,000 pre-split (5,000,000 post-split) shares of our Common Stock. Under the Code, stockholder approval of the Plan is necessary for stock options relating to the shares issuable under the Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Code.

Summary of the 2006 Stock Incentive Plan

The Stock Incentive Plan is administered by our board of directors. The board approves awards under the plan, including exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.

The Stock Incentive Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and nonstatutory stock options. The Stock Incentive Plan also provides for awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights.

Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. No participant may receive awards for over 500,000 shares of common stock in any calendar year.

Incentive stock options may be granted under the Stock Incentive Plan to our employees and employees of our affiliates within the meaning of the Internal Revenue Code, including our officers and directors as well as officers and directors of our affiliates who are also employees. The exercise price of incentive stock options granted under the Stock Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. This type of optionee must exercise his or her option within five years from the date of grant.

Under the terms of the Stock Incentive Plan, we may grant nonstatutory stock options to our officers and other employees, our directors, and other individuals providing services to us at an exercise price at least equal to the fair market value of our common stock on the date of grant.

The Stock Incentive Plan provides that, upon a change of control of Petals:

•
each holder of an outstanding option, restricted stock award, performance share award or stock appreciation right will be entitled, upon exercise of such award, to receive, in lieu of shares of our common stock, shares of such stock or other securities, cash or property as the holders of our common stock received in connection with the change of control;

•	the committee may accelerate the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights; or

•
all outstanding options, restricted stock awards, performance share awards and stock appreciation rights may be cancelled by the committee as of the effective date of any such transaction, provided that notice of such cancellation will be given to each holder of an option and that each holder of an award will have the right to exercise such award to the extent that the same is then exercisable or, if the committee will have accelerated the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights, in full, during the 30-day period preceding the effective date of such a transaction.

For these purposes, a "change of control" means the occurrence of any of the following:

•	any person becomes a beneficial owner of our securities representing at least 50% of the combined voting power of our then outstanding securities;

•
We engage in a merger or consolidation under circumstances in which our stockholders immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of our voting power or that of the surviving or resulting corporation, as the case may be; or

•	We approve a complete liquidation or sells or otherwise disposes of all or substantially all of our assets.

The Stock Incentive Plan may be amended, altered, suspended, discontinued or terminated by the board of directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments, which might increase the cost of the Stock Incentive Plan or broaden eligibility

RISK FACTORS

The following summary of risks associated with Immuno's business gives effect to the Acquisition. In addition to the following risks, an investor should be mindful that the business is often subject to risks not foreseen by management. Accordingly, in reviewing this Information Statement, the reader should keep in mind other risks that could be important. Any investment in Immuno’s common stock is highly speculative and involves a high degree of risk. Each prospective investor is urged to carefully consider the risks and uncertainties described below, in addition to the risks set forth elsewhere in this Information Statement. While these are the risks and uncertainties that we believe are most important to consider, these risks may not be the only risks which we may face. If any of the following risks actually occur, our business, prospects, financial condition and results of operations would likely suffer and the value of Immuno’s common stock would decline.

Risks Relating to Investing in a Controlled Company

Immuno’s controlling shareholder has significant influence over the Company.

As of August 2, 2006, After giving effect to the Acquisition and the transactions related to the Contribution Agreement, Petals controls Immuno and beneficially owns approximately 91.4% of Immuno’s common stock, on a fully diluted, as-converted to common stock basis. Petals is controlled by affiliates of Stephen M. Hicks, the chairman of Immuno’s board of directors. As a result, Mr. Hicks possesses significant influence over our affairs. Petals’ stock ownership and relationships with members of Immuno’s board of directors may have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of Immuno, which in turn could materially and adversely affect the market price of Immuno’s common stock.

RISKS RELATED TO REVERSE STOCK SPLIT

There can be no assurance that the total market capitalization of our common stock after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per-share market price of the common stock following the Reverse Stock Split will either exceed or remain higher than the current per-share market price.

There can be no assurance that the market price per share of the common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. For example, based on the closing price of the common stock on August 2, 2006 of $.30 per share, there can be no assurance that the post-split market price of the common stock would be $.90 per share or greater.

Accordingly, the total market capitalization of the common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and, in the future, the market price of the common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

A decline in the market price for the common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split, and the liquidity of the common stock could be adversely affected following the Reverse Stock Split.

The market price of the common stock also will be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If after the Reverse Stock Split is implemented the market price of the common stock declines for reasons unrelated to the Reverse Stock Split, the decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company's stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Although the implementation of a Reverse Stock Split may facilitate the issuance of shares of common stock to the Investors, these issuances would be dilutive to the ownership position of our existing common stockholders.

We do not have enough authorized shares to issue upon conversion of the Series A Preferred Stock, Series B Preferred Stock. As a result, the Reverse Stock Split may facilitate our ability to issue shares of our common stock upon conversion of these securities. Our existing common stockholders will experience substantial dilution upon the issuance of additional shares.

Risks Related to Petals’ Recent Organization and Limited Operating History

Petals had a limited history of operations and has sustained continuous operating losses, and there is no assurance that we will achieve profitability in the future.

Petals had a limited history of operations and sustained continuous operating losses from its inception. We cannot predict when, or if, we will ever achieve profitability through operation of the Petals business. Petals’ current business operations began in November 2003 and resulted in losses in each fiscal period. Its accumulated deficit as of February 28, 2006 was $13.2 million. We will need to generate significantly greater revenues than Petals has in the past to achieve profitability.  There can be no assurance that we will be able to do so. Even if we achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis in the future.  If we continues to experience operating losses, you may lose all or part of your investment.

Our future prospects must be considered in light of the facts that plans of relatively new and underfunded businesses often do not get implemented as quickly or effectively as management initially intends and we may lack the resources to respond quickly to opportunities or identify potential problems. We cannot be certain that the Petals business strategy will be successful or that we will ever be able to maintain or significantly increase revenue-generating activities. Petals management believes that it is probable that it will incur periods of operating losses and negative cash flow for the foreseeable future.

Petals had limited financial resources and the auditors’ report on its financial statements indicated that there was significant uncertainty about its ability to continue as a going concern. Absent additional financial resources, we will be unable to undertake programs designed to expand Petals business.

Petals had limited financial resources and substantial amounts of debt. Petals’ auditors indicated that there is significant uncertainty about its ability to continue as a going concern in their report on Petals’ financial statements for the fiscal year ended September 3, 2005. Absent sufficient cash from operations, we will require additional financing to expand the Petals business and implement its strategic plan. There can be no assurance that Petals’ operations will generate sufficient cash or that outside financing will be available or found. If we are unable to obtain additional financing, we may not be able to maintain or expand our revenue producing activities or achieve profitability.

Additional financing, if available, could result in increased interest expenses or additional dilution to Immuno’s shareholders. If additional funds are needed and are not available, our business could be negatively affected.

If we need to raise additional funds, we may not be able to do so on terms favorable to us, or at all. We may need to modify or abandon our growth strategy, eliminate product offerings or curtail catalog mailings, any of which could negatively impact our results of operations and financial position. If additional funds are raised through a bank credit facility or the issuance of debt securities, the terms of such indebtedness could impose restrictions on our operations.

Our substantial amount of debt may limit the cash flow available for our operations and place us at a competitive disadvantage and may limit our ability to pursue its expansion plans.

Petals had a substantial amount of debt, most of which we have assumed. On June 30, 2006, Petals had total debt of approximately $11.6 million, all but $3.0 million of which we assumed in the Acquisition, including approximately $2.135 million in indebtedness under the Bridge Notes. Our level of indebtedness has important consequences to your investment in Immuno. For example, our level of indebtedness may:

•	require us to use a substantial portion of our cash flow from operations to pay interest and principal on senior debt, for working capital, capital expenditures and other general corporate purposes,
•	limit our ability to obtain additional financing for working capital, capital expenditures, expansion plans and other investments, which may limit our ability to implement our business strategy,
•	result in higher interest expense if interest rates increase on our floating rate borrowings,
•
heighten our vulnerability to downturns in our business, the industry or in the general economy and limit our flexibility in planning for or reacting to changes in our business and the retail industry, or

•	prevent us from taking advantage of business opportunities as they arise.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us in amounts sufficient to enable us to make payments on our indebtedness or to fund our operations.

Risks Related to the Petals Catalog/Direct Marketing Business

Petals depends on a third party to carry out its customer call center, order fulfillment and distribution operations, and any significant interruption in these outsourced operations could disrupt our ability to process customer orders and to deliver our merchandise in a timely manner.

The Petals customer call center is operated on an outsourced basis by NewRoads, Inc. at its facility in Martinsville, Virginia, and Petals’ order fulfillment and distribution operations are performed by NewRoads at its facility in Portland, Tennessee. A significant interruption in the operation of either of these facilities due to natural disasters, accidents, equipment failures or for any other reason would reduce our ability to receive and process orders and ship products to our customers, which could result in lost revenue and damage to our business. The efficient flow of our merchandise requires that we have adequate capacity in our order fulfillment and distribution facilities to support our current level of operations, and the anticipated increased levels that may follow from its growth plans. We believe that Petals’ current outsourcing arrangement, combined with our planned new distribution facility, when it becomes operational, will provide us with adequate capacity to support our planned operations. However, any failure by us to provide adequate order fulfillment and distribution facilities when necessary could impede our growth plans, and the expansion of these facilities could increase our costs in the near term.

If we encounter delays or unexpected difficulties in establishing the planned new distribution facility, or if the savings achieved are less than we anticipate, our business could be harmed.

We expect to have a new distribution facility operational by the end of February 2007. Once it is fully operational, we expect to reduce the order fulfillment costs associated with our warehousing and product distribution facilities by approximately 35%. However, we may encounter delays in completing the new facility and commencing operations of the new distribution facility. Also, we have little, if any, experience in carrying out the activities involved in these operations, including receiving and managing components and finished goods inventories, picking, packing and shipping orders and processing returns. As a result, we may experience errors or inefficiencies that adversely affect our operating costs. If we are unable to commence operations in this facility on a timely basis, or if those operations do not result in the cost savings Petals anticipated, our financial condition and results of operations could be harmed.

Petals relied, and we will rely, on a small number of foreign suppliers from whom the components used to assemble our finished products are purchased.

Petals obtained substantially all of its floral components from a limited number of suppliers located in China. Approximately 40% of the floral components of the business are purchased from a single vendor. Any business interruption experienced by our vendors, or an inability to maintain a business relationship with our key vendor, would have a material adverse effect on our business. We cannot control all of the various factors, which include inclement weather, natural disasters and acts of terrorism, that might affect our vendors’ ability to supply us with components in a timely manner or to meet our quality standards. Late delivery of components or delivery of components that do not meet our quality standards could delay timely delivery of merchandise to our customers. These events could cause us to fail to meet customer expectations, cause our customers to cancel orders or cause us to be unable to deliver merchandise, which could result in lost sales.

These overseas sourcing operations may also be hurt by political and financial instability, strikes, health concerns regarding infectious diseases in countries in which our merchandise is produced, adverse weather conditions or natural disasters that may occur in Asia or elsewhere or acts of war or terrorism in the United States or worldwide, to the extent these acts affect the production, shipment or receipt of merchandise. Our future operations and performance will be subject to these factors, which are beyond our control, and these factors could materially hurt our business, financial condition and results of operations or may require us to modify our current business practices and incur increased costs.

If we are unable to gauge trends and react to changing consumer preferences in a timely manner, our sales will decrease.

We believe the future success of the Petals business will depend in substantial part on our ability to anticipate, gauge and react to changing consumer demands in a timely manner, and to translate market trends into appropriate, saleable product offerings far in advance of their sale in our catalog or on our website. Because we enter into agreements for the purchase of materials well in advance of the season in which merchandise will be sold, we are vulnerable to changes in consumer demand, pricing shifts and suboptimal merchandise selection and timing of merchandise purchases. If we misjudge the market for our products, we may be faced with significant excess inventories for some products and missed opportunities for others. The occurrence of these events could hurt our financial results by decreasing sales. We may respond by increasing markdowns or initiating marketing promotions to reduce excess inventory, which would further decrease our gross profits and net income.

The specialty retail industry is cyclical, and a decline in consumer spending on decorative accessories could reduce our sales and slow our growth.

The industry in which Petals operated is cyclical. Purchases of silk flowers and decorative accessories are sensitive to a number of factors that influence the levels of consumer spending, including general economic conditions and the level of disposable consumer income, the availability of consumer credit, interest rates, taxation and consumer confidence in future economic conditions. Because silk flowers and accessories generally are discretionary purchases, declines in consumer spending patterns may affect us more negatively as a specialty retailer. Therefore, we may not be able to maintain Petals’ recent rate of growth in revenues if there is a decline in consumer spending patterns, and we may decide to slow or alter our growth plans.

Our plans to expand the Petals product offerings and sales channels may not be successful, and implementation of these plans may divert our operational, managerial and administrative resources, which could impact our competitive position.

Petals planned, and we intend, to grow the Petals business by expanding the Petals product offerings and sales channels, including by selling our products through wholesale outlets. These plans involve various risks including:

•	implementation of these plans may be delayed or may not be successful,
•	if our expanded product offerings and sales channels fail to maintain and enhance the distinctive Petals brand identity, our brand image may be diminished and our sales may decrease,
•	if we fail to expand our infrastructure, including hiring and training qualified employees, we may be unable to manage our expansion successfully, and
•
implementation of these plans may divert management’s attention from other aspects of our business and place a strain on our management, operational and financial resources, as well as our information systems.

In addition, our ability to successfully carry out Petals’ plans to expand its product offerings and its sales channels may be affected by, among other things, economic and competitive conditions, changes in consumer spending patterns and changes in consumer preferences. Our expansion plans could be delayed or abandoned, could cost more than anticipated and could divert resources from other areas of our business, any of which could impact its competitive position and reduce our revenue and profitability.

The Petals business is seasonal and fluctuations in results of operations for the peak season of October through April have a disproportionate effect on our overall financial condition and results of operations.

The Petals business experiences seasonal fluctuations in revenues and operating income, with a disproportionate amount of revenues being generated in the months of October through April, representing the fall, winter, holiday and spring seasons. Any factors that harm our operating results during this peak season, including adverse weather or unfavorable economic conditions, could have a disproportionate effect on results of operations for the entire fiscal year.

In order to prepare for peak season, we must order and keep in stock significantly more merchandise than we would carry at other times of the year. Any unanticipated decrease in demand for our products during peak season could require us to sell excess inventory at a substantial markdown, which could reduce net sales and gross profit.

Our quarterly results of operations may also fluctuate significantly as a result of a variety of other factors, including the timing of new catalog mailings, merchandise mix and the timing and level of inventory markdowns. As a result, historical period-to-period comparisons of Petals’ revenues and operating results are not necessarily indicative of our future period-to-period results. You should not rely on the results of a single fiscal quarter, particularly the first fiscal quarter holiday season, as an indication of our annual results or future performance.

Third party failure to deliver merchandise from our distribution center to our customers could result in lost sales or reduce demand for our merchandise.

Our success will depend on the timely delivery of merchandise to our customers. Independent third party transportation companies deliver our products from our distribution center to our customers. Some of these third parties employ personnel represented by labor unions. Disruptions in the delivery of merchandise or work stoppages by employees of these third parties could delay the timely receipt of merchandise, which could result in cancelled sales, a loss of loyalty to the Petals brand and excess inventory. Timely receipt of merchandise by our customers may also be affected by factors such as inclement weather, natural disasters and acts of terrorism. We may respond by increasing markdowns or initiating marketing promotions, which would decrease our gross profits and net income.

A failure in our internet operations, which are subject to factors beyond our control, could significantly disrupt our business and lead to reduced sales and damage of our reputation.

Internet operations are an increasingly substantial part of the Petals business, representing 30% of revenues in the first six months of fiscal 2006. The success of our internet operations will depend on certain factors that we cannot control. In addition to changing consumer preferences and buying trends relating to internet usage, we are vulnerable to certain additional risks and uncertainties associated with the internet, including changes in required technology interfaces, website downtime and other technical failures, security breaches, and consumer privacy concerns. Our failure to successfully respond to these risks and uncertainties could reduce internet sales and damage our business.

Future acquisitions of other companies, if any, may disrupt our business and additional expenses. As a result, our business could suffer.

We plan to review potential acquisition candidates, and our business and our strategy may include building our business through acquisitions. However, acceptable acquisition candidates may not be available in the future or may not be available on terms and conditions acceptable to us. Acquisitions involve numerous risks including among others, difficulties and expenses incurred in the consummation of acquisitions and assimilations of the operations, personnel, and services and products of the acquired companies. Additional risks associated with acquisitions include the difficulties of operating new businesses, the diversion of management's attention from other business concerns and the potential loss of key employees of the acquired company. If we do not successfully integrate any businesses we may acquire in the future, our business will suffer.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or accurately manage our inventory. Consequently, investors could lose confidence in our financial reporting and this may harm the trading price of our stock.

We must maintain effective internal controls to provide reliable financial reports and manage our inventory. We have been assessing our internal controls to identify areas that need improvement. We have recently become aware of deficiencies in Petals' historical  procedures for managing and tracking its inventory that we expect to result in a reduction of the recorded value of our inventory by approximately $349,000. We are in the process of implementing changes to internal controls, but have not yet completed implementing these changes. Failure to implement these changes to our internal controls or any others that we identify as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our stock.

The Petals business relies on third parties to maintain critical systems, including control over inventory and order fulfillment and, if these third parties fail to perform their services adequately, we could experience disruptions in our operations.

The Petals business relies on a number of third parties for Internet and telecommunications access, fulfillment and delivery services, credit card processing and software services and inventory control. We have limited control over these third parties. For example, our inventory processing and tracking is handled by systems deployed by NewRoads, Inc.

Our business operations depend on operating systems, database and server software that was developed and produced by and licensed from third parties. We have, from time to time, discovered errors and defects in the software and processes from these third parties and we rely to some extent on these third parties to correct errors and defects in a timely manner. If we are unable to develop and maintain satisfactory relationships with these third parties on acceptable commercial terms, or if the quality of products and services provided by these third parties falls below a satisfactory standard, we could experience disruptions in our operations.

We may suffer disruption in our business because of changes in our systems, facilities and fulfillment activities.

We believe that our success is dependent in large part upon our ability to provide prompt and efficient service to our customers. As a result, any disruption of our day-to-day operations could have a material adverse effect on our business, and any failure of our information management systems or distribution capabilities could impair our ability to receive and process customer orders and ship products on a timely basis and accurately account for and track our inventory.

We expect to upgrade our software and hardware systems on a continuing basis. The transition to, or upgrading of, our hardware and software systems could result in delays, failures or execution difficulties that could impair our ability to receive and process orders and ship products in a timely manner. It may also impact our physical, electronic and procedural controls and safeguards that support our internal controls over financial reporting.

We are currently evaluating an upgrade to our enterprise resource planning applications. These applications support our back office operations and warehouse functions. Upgrades may be required to applications to ensure that such applications stay current on the latest applicable version. These upgrades are time consuming, expensive and intrusive to daily business operations. Conducting such upgrades could result in a failure to our operating systems or may cause a delay in fulfillment of orders received through our online auction platform or materially affect the internal control over financial reporting of the Company. Undertaking such an upgrade will require a significant capital expenditure that may result in a diversion of funds required for general operating expenses, which may result in an adverse effect to our ongoing business operations.

We may be liable if third parties misappropriate our customers’ personal information.

If third parties are able to penetrate our network security or otherwise misappropriate our customers’ personal information or credit card information, or if we give third parties improper access to our customers’ personal information or credit card information, we could be subject to liability. This liability could include claims for unauthorized purchases with credit card information, impersonation or other similar fraud claims. This liability could also include claims for other misuses of personal information, including unauthorized marketing purposes. These claims could result in litigation. Liability for misappropriation of this information could adversely affect our business. In addition, the Federal Trade Commission and state agencies have been investigating various Internet companies regarding their use of personal information. We could incur additional expenses from the introduction of new regulations regarding the use of personal information or from government agencies investigating our privacy practices.

Credit card fraud could adversely affect our business.

Approximately 90% of Petals sales in fiscal 2005 were paid for with a credit card. The failure to control adequately fraudulent credit card transactions could reduce our net revenues and gross margin. We have implemented technology to help us detect the fraudulent use of credit card information. However, we may in the future suffer losses because of orders placed with fraudulent credit card data even though the associated financial institution approved payment of the orders. Under current credit card practices, we may be liable for fraudulent credit card transactions because we do not obtain a cardholder’s signature. If we are unable to detect or control credit card fraud, our liability for these transactions could harm our business, results of operation or financial condition.

Other Risks Related to Our Capital Structure and Immuno Common Stock

If we default on any of our outstanding indebtedness, some or all of our assets could be liquidated, our operations will be disrupted and you may lose all or part of your investment.

All of our assets are subject to liens in favor of our secured creditors under security agreements. We assumed Petals’ obligations under notes totaling more than $8 million, and the assumed indebtedness is secured by substantially all of the assets we acquired from Petals. As a result, if we default under the terms of any of these assumed notes, the holders of the notes could foreclose under the security interest and liquidate some or all of the acquired assets.

Future sales by Immuno’s stockholders may adversely affect its stock price and its ability to raise funds in new stock offerings.

Future sales of Immuno’s common stock in the public market could lower the market price of our common stock. Such sales may also make it more difficult for Immuno to sell equity securities or equity-related securities in the future at a time and price that management deems acceptable or at all. Some of our shareholders, including Petals and the parties to the Debt Restructuring Agreements, hold securities issued and sold in private transactions in reliance upon exemptions from the registration requirements of the Securities Act.  These securities may be resold in the public market only if the resale is registered or pursuant to an exemption from registration. Immuno does not know when these shares will be sold since sales will depend upon the market price for its common stock, the circumstances, needs and decisions of the selling stockholders, and other factors.

The holders of Immuno’s newly designated preferred stock issued in the Acquisition have rights and privileges that are senior to those of Immuno’s common stockholders, and we may issue additional shares of preferred stock without stockholder approval that could adversely affect the price of our common stock.

The board of directors of Immuno has the authority to issue, without any further vote or action by you and the other common stockholders, a total of up to 10 million shares of preferred stock and to fix the rights, preferences, privileges, and restrictions, including voting rights, of the preferred stock, which typically are senior to the rights of the common stockholders. As of August 2, 2006, there were outstanding 10,800 shares of Series A convertible preferred stock and 240 shares of Series B convertible preferred stock and we may, from time to time in the future, issue additional preferred stock for financing or other purposes with rights, preferences or privileges senior to the common stock. Our outstanding preferred stock is entitled to preferential rights in liquidation and, in the case of our Series A preferred stock, to the payment of dividends. Your rights will be subject to, and may be adversely affected by, the rights of the holders of the preferred stock that have been issued or might be issued in the future. Preferred stock also could make it more difficult for a third party to acquire a majority of our outstanding voting stock. This could delay, defer or prevent a change in control.  Furthermore, holders of preferred stock may have other rights, including economic rights, senior to the holders of its common stock. As a result, the existence and issuance of preferred stock could have a material adverse effect on the market value of the common stock.

The issuance of preferred stock may entrench management or discourage a change of control.

Our certificate of incorporation authorizes the issuance of preferred stock that would have designations rights, and preferences determined from time to time by our board of directors. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, conversion, voting, or other rights that could adversely affect the voting power or other rights of the holders of common stock.

The preferred stock could be used, under some circumstances, as a method of discouraging, delaying or preventing a change in control of the company or, alternatively, granting the holders of preferred stock such rights as to entrench management. Current members of our management that are large stockholders and members of our board of directors may have interests that are different from other stockholders. Therefore, conflicting interests of some members of management and our stockholders may lead to stockholders desiring to replace these individuals. In the event this occurs and the holders of our common stock desired to remove current management, it is possible that our board of directors could issue preferred stock and grant the holders thereof such rights and preferences so as to discourage or frustrate attempts by the common stockholders to remove current management. In doing so, management would be able to severely limit the rights of common stockholders to elect the members of our board of directors. In addition, by issuing preferred stock, management could prevent other shareholders from receiving a premium price for their shares as part of a tender offer.

Neither Immuno nor Petals has ever paid cash dividends, and Immuno does not anticipate paying cash dividends on its common stock in the foreseeable future. Investors should not rely on an investment in our stock for the payment of cash dividends.

Neither Petals nor Immuno has paid cash dividends to the holders of its common equity to date. The holders of Immuno’s newly designated Series A preferred stock issued in connection with the Acquisition are entitled to receive dividends at the rate of 8% per annum paid semi-annually, beginning on January 1, 2007. Immuno currently intends to retain its future earnings, if any, after payment of dividends to the holders of its preferred stock, to fund the development and growth of the Petals business. As a result, capital appreciation, if any, of our common stock will be your sole source of gain for the foreseeable future.

The sale of material amounts of common stock could encourage short sales by third parties and further depress the price of our common stock. As a result, you may lose all or part of your investment.

The significant downward pressure on our stock price caused by the sale of a significant number of shares could cause our stock price to decline, thus allowing short sellers of our stock an opportunity to take advantage of any decrease in the value of its stock. The presence of short sellers in our common stock may further depress the price of our common stock.

Risks Related to the Dilutive Effect of Immuno’s Agreements with Investors and Other Arrangements

You could suffer substantial dilution of your investment and our stock price could decline significantly if we issue substantial shares of our common stock (i) upon conversion of the outstanding preferred stock, or (ii) pursuant to employment agreements, consulting agreements and equity compensation plans.

We are obligated to issue a substantial number of shares of common stock pursuant to the terms of the arrangements described above. These include 42,000,000 shares issuable upon conversion of the outstanding preferred stock and an employment agreement between Petals and Mr. Hicks which was assumed by Immuno and which entitles him, at his election, to receive compensation in the form of common stock issued at a discount to the the-current market price of our common stock. Should a significant number of these securities be issued, exercised or converted, the resulting increase in the amount of the common stock in the public market could have a substantial dilutive effect on Immuno’s outstanding common stock. The conversion and exercise of a substantial amount of the aforementioned securities or the issuance of new shares of common stock may also adversely affect the terms under which Immuno could obtain additional equity capital. The price, which Immuno may receive for the shares of common stock, that are issuable upon conversion or exercise of such securities, may be less than the market price of the common stock at the time of such conversions or exercise.

Risks Relating to New Corporate Governance Standards

Immuno is not subject to the same corporate governance standards as listed companies. This may affect market confidence and company performance. As a result, our business could be harmed and the price of our stock could decrease.

Registered exchanges and the Nasdaq Stock Market have adopted enhanced corporate governance requirements that apply to issuers that list their securities on those markets. These standards deal with the rights and responsibilities of a company's management, its board, shareholders and various stakeholders. A public company’s corporate governance structure and process may affect market confidence as well as company performance. Our common stock is quoted on the OTC Bulletin Board, which does not have comparable requirements. As a result, our business and the price of our stock may be adversely affected.

For instance, Immuno is not required to have, and does not have, any independent directors, nor does its board of directors have a standing audit committee, compensation committee or nominating committee. Therefore management has significant influence over decisions made by the board of directors on behalf of the stockholders.

In some circumstances, management may not have the same interests as other shareholders and conflicts of interest may arise. We do not have a policy to resolve conflicts of interest and it is not required to have one. Although the members of our board of directors have fiduciary duties as directors to Immuno and to our stockholders in general, these persons may have interests different than yours.

Because we are not subject to the enhanced corporate governance requirements applicable to companies whose securities are listed on a national securities exchange or with the Nasdaq Stock Market, investors may lack confidence in our management. A loss of confidence in our management could lead to a substantial stock price decline.

Our administrative costs and expenses resulting from new regulations may adversely affect our financial condition and results of operations.

We face new corporate governance requirements under the Sarbanes-Oxley Act of 2002 and SEC rules adopted thereunder. These regulations increased our legal and financial compliance and made some activities more difficult, time-consuming and costly. Our expenses will continue to increase as we continue to implement these new regulations.

Immuno will be required to comply with Section 404 of the Sarbanes-Oxley Act of 2002, and if it fails to comply without exceptions in a timely manner, a loss of investor confidence in Immuno’s financial reports could result and lead to a substantial stock price decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of Immuno’s internal control over financial reporting, and attestation of this assessment by its independent registered public accountant. Immuno expects that this requirement will first apply to its annual report for the fiscal year ending June 30, 2008. The report will contain, among other matters, an assessment of the effectiveness of its internal control over financial reporting as of the end of the fiscal year, including a statement as to whether or not its internal control over financial reporting is effective. This assessment must include disclosure of any material weaknesses in Immuno’s internal control over financial reporting identified by management. The report must also contain a statement that Immuno’s independent auditors have issued an attestation report on management’s assessment of such internal controls. The standards for Section 404 that must be met for management to assess the effectiveness of the internal control over financial reporting are complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Immuno may encounter problems or delays in completing activities necessary to make an assessment of its internal control over financial reporting. In addition, Immuno may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by Immuno’s independent registered public accountants. If management cannot assess Immuno’s internal control over financial reporting as effective, or its independent registered public accounting firm is unable to issue an unqualified attestation report on such assessment, investor confidence and share value may be negatively affected.

Immuno has not yet begun the process of analyzing its internal controls and preparing for the evaluation needed to comply with Section 404. During this process, if management identifies one or more material weaknesses in Immuno’s internal control over financial reporting that are not remediated, Immuno will be unable to assert that its internal control is effective. Any failure to have effective internal control over financial reporting could cause investors to lose confidence in the accuracy and completeness of Immuno’s financial reports, which could lead to a substantial stock price decline.

Immuno could be the subject of securities class action litigation as a result of future stock price volatility, which could divert management’s attention and adversely affect its results of operations.

The stock market in general, and market prices for the securities of small companies like Immuno in particular, have from time to time experienced volatility that often has been unrelated to the operating performance of the underlying companies. Immuno expects a certain degree of stock price volatility. These broad market and industry fluctuations may adversely affect the market price of its common stock, regardless of its operating performance. In several recent situations where the market price of a stock has been volatile, holders of that stock have instituted securities class action litigation against the issuer. If any of Immuno’s shareholders were to bring a lawsuit against it, the defense and disposition of the lawsuit could be costly and divert the time and attention of its management and harm its business.

Immuno’s certificate of incorporation provides for indemnification of officers and directors at the expense of Immuno, and limits their liability, which may result in a major cost to Immuno and conflict with the interests of its shareholders as corporate resources may be expended for the benefit of directors.

Immuno’s certificate of incorporation and applicable Delaware law provide for the indemnification of its directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of Immuno. Immuno will also bear the expenses of such litigation for any of its directors, officers, employees, or agents, upon such person's promise to repay Immuno therefor if it is ultimately determined that any such person will not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by Immuno, which it will be unable to recoup.

Immuno has been advised that in the opinion of the SEC, this type of indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against these types of liabilities, other than the payment by Immuno of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, Immuno will (unless in the opinion of its counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by Immuno is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in Immuno receiving negative publicity, both of which are likely to materially reduce the market and price for its shares, if such a market ever develops.

Risks Related to Investing in Illiquid and Low-Priced Securities

Currently there is very little trading in Immuno’s securities, and there can be no assurances that an active market will ever develop.

Immuno’s common stock is not traded on a registered securities exchange and it does not meet the initial listing criteria for any registered securities exchange or the NASDAQ Capital Market. It is quoted on the less-recognized OTC Bulletin Board. This factor may impair an investor’s ability to sell his shares when he wants and/or could depress its stock price. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, Immuno’s securities because smaller quantities of shares could be bought and sold, transactions could be delayed and security analyst and news coverage of Immuno may be reduced. These factors could result in lower prices and larger spreads in the bids and ask prices for Immuno’s shares. Due to the current price of Immuno’s common stock, many brokerage firms may not be willing to effect transactions in Immuno’s securities, particularly because of an SEC rule imposing additional sales requirements on broker-dealers who sell low-priced securities (generally those below $5.00 per share). These factors severely limit the liquidity of Immuno common stock and likely have a material adverse effect on Immuno’s market price and on its ability to raise additional capital. Immuno cannot predict the extent to which investor interest in its stock, if any, will lead to an increase in its market price or the development of a more active trading market or how liquid that market might become.

Immuno’s common stock is deemed to be "penny stock," which may make it more difficult for investors to sell these shares due to suitability and disclosure requirements.

Many brokerage firms may not be willing to effect transactions in Immuno’s securities, particularly because low-priced securities are subject to SEC rules (referred to as the "penny stock rules") imposing additional sales requirements on broker-dealers who sell low-priced securities (generally defined as those having a per share price below $5.00). These disclosure requirements may have the effect of reducing the trading activity in the secondary market for Immuno common stock as it is subject to these penny stock rules. These rules severely limit the liquidity, if any, of Immuno’s common stock, and will likely continue to have a material adverse effect on its market price and on its ability to raise additional capital through selling Immuno common.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type, size and format, as the SEC may require by rule or regulation.

In addition, the broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and ask quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) monthly account statements showing the market value of each penny stock held in the customer's account.

Finally, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These requirements may reduce the potential market for Immuno’s common stock by reducing the number of potential investors, brokers and traders. This may make it more difficult for investors in Immuno’s common stock to sell shares to third parties or to otherwise dispose of them. This could cause Immuno’s stock price to decline.

Immuno cannot predict the extent to which investor interest in Immuno common stock or a business combination, if any, will lead to an increase in its market price or the development of an active trading market or how liquid that market, if any, might become.

The market price of our common stock may be volatile. As a result, you may not be able to sell our common stock in short time periods, or possibly at all.

Our stock price may be volatile. Many factors may cause the market price of our common stock to fluctuate, including:

•	variations in its quarterly results of operations;

•	the introduction of new products or product categories by Immuno or our competitors;

•	acquisitions or strategic alliances involving our competitors;

•	future sales of shares of common stock in the public market; and

•	market conditions in our industries and the economy as a whole.

In addition, the stock market has recently experienced extreme price and volume fluctuations. These fluctuations are often unrelated to the operating performance of particular companies. These broad market fluctuations may adversely affect the market price of our common stock. When the market price of a company's stock drops significantly, stockholders often institute securities class action litigation against that company. Any litigation against us could cause us to incur substantial costs, divert the time and attention of our management and other resources or otherwise harm its business.

Sales of shares of our common stock relying upon Rule 144 may depress prices for our common stock by a material amount.

Approximately 99% of the outstanding shares of our common stock, including all the shares issued in the Acquisition and pursuant to the Debt Restructuring Agreements, are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.

As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that a person who has held restricted securities for a prescribed period (at least one year) may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed 1.0% of a company's outstanding common stock. The alternative average weekly trading volume during the four calendar weeks prior to the sale is not available to Immuno’s shareholders being that the OTCBB (if and when listed thereon) is not an "automated quotation system" and market based volume limitations are not available for securities quoted only over the OTCBB. As a result of revisions to Rule 144 which became effective on or about April 29, 1997, there is no limit on the amount of restricted securities that may be sold by a non-affiliate (i.e., a stockholder who is not an officer, director or control person) after the restricted securities have been held by the owner for a period of two years. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to registration of shares of common stock of present stockholders, may have a depressive effect upon the price of our common stock in any market that may develop.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU
CAN OBTAIN ADDITIONAL INFORMATION

Available Information

Immuno is required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document which Immuno has filed at the SEC's public reference rooms at:

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.

Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of Immuno’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

Incorporation by Reference

The SEC allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by Immuno with the SEC and contain important information about Immuno, Petals, the investors, and the Acquisition are incorporated into this Information Statement:

•	Current Report on Form 8-K filed on August 29, 2006;

•	Current Report on Form 8-K filed on August 25, 2006;

•	Information Statement on Schedule 14F-1 filed on August 4, 2006;

•	Current Report on Form 8-K filed on July 7, 2006; and

•	Current Report on Form 8-K filed on June 30, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to ImmunoTechnology Corporation at Executive Pavilion, 90 Grove Street, Suite 204, Ridgefield, CT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECHNOLOGY CORPORATION

Dated: August 29, 2006	By: /s/ Stephen M. Hicks
Stephen M. Hicks
President

Annex A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

PETALS DECORATIVE ACCENTS, INC.

PETALS DECORATIVE ACCENTS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.  The name of the corporation is Petals Decorative Accents, Inc. Petals Decorative Accents, Inc. was originally incorporated under the name ImmunoTechnology Corporation. The Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on November 30, 1989. The following documents are on file with the Secretary of State of the State of Delaware:

a.	Certificate of Ownership, filed on November 13, 1986;

b.	Certificate of Ownership, filed on December 21, 1989;

c.
Certificate of Renewal, filed on May 21, 1997, renewing the Corporation’s Certificate of Incorporation after its revocation on March 1, 1991 for failure by the Corporation to file its annual franchise tax report;

d.	Certificate of Renewal, filed on September 27, 2004, renewing the Corporation’s Certificate of Incorporation after its revocation for non-payment by the Corporation of its taxes;

e.	Certificate of Amendment, filed on March 10, 2005;

f.	Certificate of Designations, Preferences and Rights of Series A Preferred Stock, filed on June 28, 2006; and

g.	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock, filed on June 28, 2006.

2.  Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

3.  The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

FIRST:  The name of the corporation (the "Corporation") is Petals Decorative Accents, Inc.

SECOND:  The Corporation's Registered Office in the State of Delaware is located at 25 Greystone Manor, Lewes, Delaware, 19801. The Corporation's Registered Agent at this address is Harvard Business Services, Inc.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  Immediately upon the filing and effectiveness of this Amended and Restated Certificate of Incorporation (the "Effective Time"), each share of the Corporation’s common stock, par value $0.00001 per share (the "Original Common Stock"), shall be combined, reclassified and changed into one third (1/3) of one fully paid and nonassessable share of Common Stock without any action on the part of the holder thereof (the "Reverse Split"). At and after the Effective Time, each outstanding certificate that prior thereto represented shares of Original Common Stock shall be deemed for all purposes to evidence ownership of and to represent that number of shares of Common Stock into which the shares represented by such certificate shall have been combined, reclassified and changed as herein provided. Until any such outstanding stock certificate shall have been surrendered for transfer or otherwise accounted for to the Corporation, the registered owner thereof on the books and records of the Corporation shall have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Common Stock issuable to the holder thereof upon surrender of such certificate. All shares of Common Stock issued to any holder of Original Common Stock as a result of the Reverse Split shall be aggregated for the purpose of determining the number of shares of Common Stock to which such holder shall be entitled, and no fractional shares shall be issued in connection with the Reverse Split. Any stockholder who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Split shall receive in lieu thereof cash in an amount equal to such fraction multiplied by the fair market value of the Common Stock immediately following the Effective Time, as determined in good faith by the Board of Directors.

The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is ONE HUNDRED TEN MILLION (110,000,000), of which ONE HUNDRED MILLION (100,000,000) shares having a par value of $.00001 per share shall be of a class designated "Common Stock" and TEN MILLION (10,000,000) shares having a par value of $.00001 per share shall be of a class designated "Preferred Stock." All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications; limitations, or restrictions of the above classes of stock shall be as follows:

I.  PREFERRED STOCK

A.  PREFERRED STOCK GENERALLY

1.  Issuance in Series.

(a)  Shares of Preferred Stock may be issued in one or more series at such time or times as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

2.  Authority of Board for Issuance.

(a)  Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issuance of any series of Preferred Stock, the designation of such series and the powers, preferences and rights of the shares of each series, and the qualifications limitations or restrictions thereof including the following:

(i)  The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(ii)  The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, the relative rights of priority, if any, of payment of dividends on shares of that series or shares of any other series;

(iii)  Whether the shares of that series shall be redeemable at the option of the Corporation or at the option of the holder of shares of that series and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates;

(iv)  Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, terms and amounts payable into such sinking fund;

(v)  The rights to which the holders of the shares or series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up the Corporation, relative rights of priority, if any, of the shares of that series;

(vi)  Whether the shares of that series shall be converted into or exchangeable for shares of stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange, including the terms of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or such other event;

(vii)  Whether the issuance of any additional shares or series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences and rights of any such other series;

(viii)  Any other preferences, privileges and powers relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Corporation's Charter as from time to time amended, and to the full extent hereinafter as permitted by the laws of Delaware.

3.  Dividends.

Payment of dividends shall be as follows:

(a)  The holders of Preferred Stock of each series take preference to the holders of Common Stock, shall be entitled to receive, as and when declared by the Board of Directors funds legally available therefor, all dividends, at the rate of such series fixed in accordance with the provisions of Article FOURTH and no more;

(b)  Dividends may be paid upon, or declared or set for, any series of Preferred Stock in preference to the holder of any other series of Preferred Stock in the manner determined by the resolutions of the Board of Directors authorizing and creating such series;

(c)  So long as any shares of Preferred Stock shall be outstanding, in no event shall any dividend, whether in cash or in property, be paid or declared nor shall any distribution be made, on the Common Stock, nor shall any shares of Common be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on all cumulative Preferred Stock with respect to all past dividend periods, and unless all dividends on all series of Preferred Stock for the then current dividend period shall have been paid or declared, and provided for, and unless the Corporation shall not be in default with respect to any of its obligations with respect to any sinking fund for any series of Preferred Stock. The foregoing provisions of this subparagraph (c) shall not, however, apply to any dividend payable in Common Stock;

(d)  No dividend shall be deemed to have accrued on any share of Preferred Stock of any series with respect to any period prior to the date of the original issue of such share or the dividend payment date immediately preceding or following such date of original issue, as may be provided in the resolutions of the Board of Directors creating such series. Preferred Stock shall not be entitled to participate in any dividends declared and paid on Common Stock, whether payable in cash, stock or otherwise. Accruals of dividends shall not pay interest.

4.  Dissolution or Liquidation.

In the event of any voluntary or involuntary liquidation, dissolution of assets or winding up of the Corporation, the holders of the shares of each series of Preferred Stock then outstanding shall be entitled to receive out of the net assets of the Corporation, but only in accordance with the preferences, if any, provided for such series, before any distribution or payment shall be made to the holders of Common Stock, the amount per share fixed by the resolution or resolutions of the Board of Directors to be received by the holder of each such share in such voluntary or involuntary liquidation, dissolution, distribution of assets or winding up, as the case may be. If such payment shall have been made in full to the holders of all outstanding Preferred Stock of all series, or duly provided for, the remaining assets of the Corporation shall be available for distribution among the holders of Common Stock as provided in this Article FOURTH. If upon any such liquidation, dissolution, distribution of assets or winding up, the net assets of the Corporation available for distribution among the holders of any one or more series of Preferred Stock which (i) are entitled to a preference over the holders of Common Stock upon such liquidation, dissolution, distribution of assets or winding up, and (ii) rank equally in connection therewith, shall be insufficient to make payment for the preferential amount to which the holders of such shares shall be entitled, then such assets shall be distributed among the holders of each such series of Preferred Stock ratably according to the respective amounts to which they would be entitled in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

Neither the consolidation nor merger of the Corporation, nor the sale, lease or conveyance (whether for cash, securities or other property) of all, substantially all or any part of its assets, shall be deemed a liquidation, dissolution, distribution of assets or winding up of the Corporation within the meaning of this provision.

5.  Voting Rights.

Except to the extent otherwise required by law or provided in the resolution of the Board of Directors adopted pursuant to authority granted in this Article FOURTH, the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. The Board of Directors may determine whether the shares of any series shall have limited, contingent, full or no voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of such stock.

B.	DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK

A total of 10,800 shares of the Corporation's previously undesignated Preferred Stock, $.00001 par value, shall be designated as the "Series A Preferred Stock" (the "Series A Preferred Stock") and may be issued by the Company at any time and from time to time, such date of issuance the "Original Issue Date." The stated value per share of the Series A Preferred Stock shall be $1,000.00 (the "Series A Stated Value").

1.  DIVIDENDS.

(a)  The holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of this corporation legally available therefor, any dividends as may be declared from time to time by the Board of Directors; provided that no dividends shall be declared or paid on Common Stock until all dividends accrued or declared but unpaid on Series A Preferred Stock have been paid in full.

(b)  The holders of the outstanding Series A Preferred Stock shall be entitled to receive cumulative dividends (the "Series A Accruing Dividend") at an annual rate of $80.00 per share of Series A Preferred Stock, as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to the Series A Preferred Stock which dividends, in each case, shall accrue daily in arrears, whether or not such dividends are declared by the Board of Directors or paid. The Series A Accruing Dividend shall be payable when, as and if declared by the Board, out of any funds legally available therefor and prior and in preference to dividends to any other holder of capital stock of the corporation; provided that the Series A Accruing Dividend shall be paid in cash or, at the election of the holder which election shall be made in writing not less than 10 trading days prior to the relevant dividend payment date, the Corporation's common stock no less frequently than semi-annually with the first payment to be made on January 1, 2007 and pro rated for the number of actual number of days elapsed between the Original Issue Date and January 1, 2007. If the holder elects to have the dividend paid in Common Stock and the Common Stock is then traded on the Over-the-Counter Bulletin Board market, the Nasdaq Stock Market, the American Stock Exchange, or the New York Stock Exchange (a "Public Market"), the price per share of the Common Stock shall be equal the Market Price. If the Common Stock is not traded on a Public Market, then the Common Stock shall be valued at the fair market value as determined by the Board of Directors of the Company in good faith. "Market Price" for purposes of this provision shall mean the average of the closing trade prices for the Company's Common Stock on the Public Market for the five (5) trading days immediately preceding the payment date.

2.  LIQUIDATION, DISSOLUTION OR WINDING UP.

(a)  TREATMENT AT LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated by the board of directors of the Corporation in the future to be senior to, or on a parity with, the Series A Preferred Stock with respect to liquidation preferences, the holders of each share of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the Series A Stated Value per share of Series A Preferred Stock held by any holder, plus accrued and unpaid dividends, if any, pursuant to Section 1 above, including without limitation the Series A Accruing Dividend in respect of such share (the "Series A Liquidation Value").

If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series A Preferred Stock shall share ratably in any distribution of available assets in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series A Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series A Liquidation Value payable upon all shares of Series A Preferred Stock then outstanding.

After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock and any class or series of capital stock designated to be junior to the Series A Preferred Stock (if any) in right of payment upon any liquidation, dissolution or winding up of the Corporation.

(b)  DISTRIBUTIONS OTHER THAN CASH. Whenever the distributions provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the board of directors of the Corporation. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series A Preferred Stock.

(c)  MERGER AS LIQUIDATION, ETC. The merger or consolidation of the Corporation into or with another corporation (other than a merger in which the existing stockholders of the Corporation continue to hold at least 50% of the capital stock of the surviving or resulting corporation) or the sale of all or substantially all of the assets of the Corporation (other than to a wholly-owned subsidiary of this Corporation) shall, at the election of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2 (a "Series A Deemed Liquidation Event"). Upon a Series A Deemed Liquidation Event, the amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the board of directors of the Corporation.

3.  VOTING POWER. (a) On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible, or would be convertible but for the passage of time, as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Subsection 3(b) or 4 below, holders of Series A Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, as a single class.

(b)  In the event that the Corporation shall fail to pay dividends required to be paid under Subsection 1(b) above for two or more semi-annual periods and shall not have cured such failure, holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect a majority of directors of the Corporation (the "Series A Directors") and the then existing directors of the Corporation (the "Existing Directors") shall expand the number of members of the Board of Directors to accommodate such Series A Directors. Any director elected as provided in the preceding sentence may be removed without Cause by the affirmative vote of a majority of the Existing Directors after such time as the Corporation shall have paid in full all dividends required to by paid to the holders of Series A Preferred Stock.

4.  SPECIAL VOTING RIGHTS OF THE SERIES A PREFERRED STOCK. At any time when at least a majority of shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise:

(i)  liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any Series A Deemed Liquidation Event, or consent to any of the foregoing;

(ii)  amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation in a manner adverse to the Series A Preferred Stock;

(iii)  create any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends and redemption rights, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends, or create or authorize any obligation or security convertible into shares of any class or series of stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends and redemption rights;

(iv)  purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock as expressly authorized herein, or permit any subsidiary of the Corporation to take any such action, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than securities repurchased from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof;

(v)  create, or authorize the creation of, or issue, or authorize the issuance of, or permit any subsidiary to take any such action, any debt security (other than debt with no equity feature) including, without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Corporation and any security of the Corporation which is a combination of debt and equity;

(vi)  except as provided in Subsection 3(b), increase or decrease the authorized number of directors constituting the Board of Directors; or

(vii)  if the Common Stock is traded on any Public Market, sell or issue Additional Shares of Common Stock (as defined in Section 5(d)(i)(D) below) at a per share price below the average of the closing bid prices of the Common Stock for the ten (10) trading days immediately preceding such sale or issuance.

5.  CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a)  Right to Convert. Beginning on the first anniversary of the Original Issue Date, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be equal to $0.60. Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

(b)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(c)  Mechanics of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall be substantially in the form of Annex A hereto and shall state, among other things, such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "Series A Conversion Time"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Series A Conversion Time, issue and deliver at such office to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price.

All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate at the Series A Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion, but all such dividends shall be due, owing and payable.

The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(d)  Adjustments to Series A Conversion Price for Diluting Issues.

(i)  Special Definitions. For purposes of this Section 5, the following definitions shall apply:

(A)  "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(B)  "Series A Original Issue Date" shall mean the date on which the first share of Series A Preferred Stock was issued.

(C)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 5(d)(iii) below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than the following ("Exempted Securities"):

(I)  shares of Common Stock issued or deemed issued as a dividend or distribution on Series A Preferred Stock;

(II)  shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 5(e) or 5(f) below;

(III)  shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation; or

(IV)  shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(ii)  No Adjustment of Series A Conversion Price. No adjustment in the Series A Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if: (a) the consideration per share (determined pursuant to Subsection 5(d)(v)) for such Additional Shares of Common Stock issued or deemed to be issued by the Corporation is equal to or greater than the applicable Series A Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock, or (b) prior to such issuance or deemed issuance, the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(iii)  Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive Exempted Securities pursuant to Subsections 5(d)(i)(D)(I), (II), (III), or (IV)) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 5(d)(iv) below, are revised (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (B) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive Exempted Securities pursuant to Subsections 5(d)(i)(D)(I), (II), (III), or (IV)), the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 5(d)(iv) below (either because the consideration per share (determined pursuant to Subsection 5(d)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 5(d)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 5(d)(iv) below, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security never been issued.

(iv)  Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 5(d)(iii)), without consideration or for a consideration per share less than the applicable Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest [one-hundredth of a cent]) determined in accordance with the following formula:

CP2 = CP1 * (A + B) ÷ (A + C)

For purposes of the foregoing formula, the following definitions shall apply:

CP2 shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

CP1 shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

"A" shall mean the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion of Convertible Securities (including the Series A Preferred Stock) outstanding immediately prior to such issue);

"B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

"C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

(v)  Determination of Consideration. For purposes of this Subsection 5(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)  Cash and Property: Such consideration shall:

(I)  insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(II)  insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(III)  in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

(B)  Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 5(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

(I)  the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(II)  the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi)  Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 5(d)(iv) above then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without additional giving effect to any adjustments as a result of any subsequent issuances within such period).

(e)  Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock without a comparable subdivision of the Series A Preferred Stock or combine the outstanding shares of Series A Preferred Stock without a comparable combination of the Common Stock, the Series A Conversion Price in effect immediately before that subdivision or combination shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock without a comparable combination of the Series A Preferred Stock or effect a subdivision of the outstanding shares of Series A Preferred Stock without a comparable subdivision of the Common Stock, the Series A Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)  Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series A Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

(g)  Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of capital stock of the Corporation entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section (f) do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

(h)  Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 2, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (e), (f) or (g) of this Section 5), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 5 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 5 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

(i)  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

6.  NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

7.  NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

8.  NOTICES OF RECORD DATE. In the event of any:

(a)  taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

(b)  capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

(c)  voluntary or involuntary dissolution, liquidation or winding up of the, Corporation,

then and in each such event the Corporation shall telecopy and thereafter mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or, winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be telecopied and thereafter mailed by first class mail, postage prepaid, or by express overnight courier service, at least ten (10) days prior to the date specified in such notice on which such action is to be taken.

9.  WAIVER. To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein, including, without limitation, any right to dividends or liquidation preference, may be waived or defeased on behalf of all holders of Series A Preferred Stock by the affirmative consent or vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.

C.	DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B PREFERRED STOCK

240 shares of the authorized and unissued Preferred Stock of the Company are hereby designated "Series B Convertible Preferred Stock" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations, to be issued by the Company at any time and from time to time, such date of issuance the "Series B Original Issue Date."

1.  DIVIDENDS. Dividends shall be payable to the holders of shares of Series B Convertible Preferred Stock when, as and if declared by the Board of Directors, out of funds legally available therefor. The Corporation shall not declare, pay or set aside any dividends on shares of Common Stock of the Company unless the holders of the Series B Convertible Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Convertible Preferred Stock in an amount at least equal to that dividend per share of Series B Convertible Preferred Stock as would equal the dividend payable on the number of shares of Common Stock issuable upon conversion of a share of Series B Convertible Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend.

2.  CONVERSION OF SERIES B PREFERRED SHARES. A person or entity holding shares of Series B Convertible Preferred Stock (a "Series B Holder") shall have the following conversion rights:

(a)  CONVERSION RIGHT. Subject to the limitation set forth in Section 2(b) and subject to the availability of sufficient authorized and unissued shares of Common Stock, each share of Series B Convertible Preferred Stock (a "Series B Preferred Share") shall be convertible, at the option of the Series B Holder at any time and from time to time and without payment of additional consideration, at the office of the Company or any transfer agent for the Series B Convertible Preferred Stock, into 100,000 fully paid and nonassessable shares of the Company's Common Stock, rounded downward to the nearest whole share in accordance with Section 2(d) below (the "Series B Conversion Rate") . The Series B Conversion Rate shall be subject to adjustment as provided below.

(b)  CERTAIN ADJUSTMENTS AND OTHER EVENTS. The Series B Conversion Rate will be subject to adjustment from time to time as provided in this Section 2(b).

(i)  ADJUSTMENTS FOR SUBDIVISIONS OR COMBINATIONS OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend, reclassification or otherwise, into a greater number of shares of Common Stock or the Company shall declare a dividend payable in any right to acquire Common Stock for no consideration, without a comparable subdivision of the Series B Convertible Preferred Stock, the Series B Conversion Rate in effect immediately prior to such event shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated by reclassification or otherwise into a lesser number of shares of Common Stock, without a comparable combination of the Series B Convertible Preferred Stock, the Series B Conversion Rate in effect immediately prior to such event shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)  ADJUSTMENTS FOR STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. In the event the Company makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding repurchases of securities by the Company not made on a pro rata basis) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted for in this Section 2(b)(i), (iii) or (iv), in connection with a dividend, then and in each such event the Series B Holders of the Series B Preferred Stock shall receive, at the time of such distribution, the amount of property or the number of securities of the Company that they would have received had their Series B Preferred Shares been converted into Common Stock on the date of such event.

(iii)  ADJUSTMENTS FOR REORGANIZATION, RECLASSIFICATIONS OR SIMILAR EVENTS. Subject to the provisions of Section 2(b)(i), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series B Convertible Preferred Stock) is converted into or exchanged for securities, cash or other property then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Convertible Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series B Convertible Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 2(b)(iii) with respect to the rights and interests thereafter of the holders of the Series B Convertible Preferred Stock, to the end that the provisions set forth in this Section 2(b)(iii) (including provisions with respect to changes in and other adjustments of the Series B Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Convertible Preferred Stock.

(iv)  ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of capital stock of the Corporation entitled to receive, a dividend or other distribution payable in securities of the Corporation or in other property and the provisions of Sections 1, 2(b)(i), 2(b)(ii) or 2(b)(iii) do not apply to such dividend or distribution, then and in each such event the holders of Series B Convertible Preferred Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series B Convertible Preferred Stock had been converted into Common Stock on the date of such event.

(v)  NOTICES.

(1) Immediately upon any adjustment, the Company will give written notice thereof to each Series B Holder of Series B Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

(2) The Company will give written notice to each Series B Holder of Series B Preferred Shares at least ten (10) days prior to the date on which the Company closes its books or sets a record date (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to Series B Holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(3) The Company will also give written notice to each Series B Holder of Series B Preferred Shares at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(c)  MECHANICS OF CONVERSION.

(i)  HOLDER'S DELIVERY REQUIREMENTS. To convert Series B Preferred Shares into shares of Common Stock on any date (the "Series B Conversion Date"), the Series B Holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Annex A (the "Series B Conversion Notice") to the Company or its designated transfer agent for the Series B Preferred Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series B Preferred Shares being converted (or in the case of their loss, theft or destruction, or an indemnification undertaking with respect to such shares in compliance with Section 8 below) (the "Series B Preferred Stock Certificates") and the originally executed Series B Conversion Notice.

(ii)  COMPANY'S RESPONSE. Upon receipt by the Company or the Transfer Agent of the Series B Preferred Stock Certificates to be converted pursuant to a Series B Conversion Notice, together with the originally executed Series B Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address specified in the Series B Conversion Notice, a certificate, registered in the name of the Series B Holder or its designee, for the number of shares of Common Stock to which the Series B Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the Series B Holder shall be entitled to the Series B Holder's or its designee's balance account at The Depository Trust Company.

(iii)  RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series B Preferred Shares shall be treated for all purposes as the record Series B Holder or Holders of such shares of Common Stock on the Series B Conversion Date.

(d)  FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series B Preferred Shares by a Series B Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock down to the nearest whole share.

(e)  CANCELLATION OF SERIES B PREFERRED STOCK. No share or shares of Series B Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

3.  REISSUANCE OF CERTIFICATES. In the event of a conversion pursuant to this Certificate of Designations of less than all of the Series B Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Series B Holder of such Series B Preferred Shares a Preferred Stock Certificate representing the remaining Series B Preferred Shares which have not been so converted or redeemed.

4.  RESERVATION OF SHARES. The Company shall use its best efforts to effect a reverse split of its outstanding shares of Common Stock sufficient to provide for conversion of the Series B Preferred Shares. After such reverse split, so long as any of the Series B Preferred Shares are outstanding, the Company shall reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series B Preferred Shares then outstanding.

5.  VOTING RIGHTS. Except as otherwise provided in Section 7, the holders of the Series B Preferred Shares shall be entitled to notice of any stockholders’ meeting and to vote upon any matter submitted to a stockholder for a vote, as though the Common Stock and Series B Preferred constituted a single class of stock (except with respect to those matters on which the Delaware General Corporation Law requires that a vote must be by a separate class or classes or by separate series, as to which each such class or series shall have the right to vote in accordance with such law), on the following basis: holders of Series B Preferred Shares shall have with respect to Series B Preferred that number of votes per share as is equal to the number of whole shares of Common Stock into which each such share of Series B Preferred held by such holder as of the record date for determining stockholders entitled to vote on such matters.

6.  LIQUIDATION PREFERENCE.

(a)  LIQUIDATION, DISSOLUTION, WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, and after payment in full has been made to the holders of senior securities of the full amounts to which they shall be entitled by reason of their ownership of the senior securities, the Series B Holders of the Series B Preferred Shares shall be entitled to participate with the Common Stock in the distribution of assets or funds of the Company, pro rata based on the number of shares held by each such Series B Holder, treating for this purpose the Series B Preferred Shares as if they had been fully converted to Common Stock immediately prior to such dissolution, liquidation or winding up of the Company. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

7.  VOTE TO CHANGE THE TERMS OF SERIES B PREFERRED SHARES. The Company shall not, without the vote or written consent of the Series B Holders of not less than a majority of the then outstanding Series B Preferred Shares, voting together as a single class (i) amend its Certificate of Incorporation or Bylaws if such amendment would result in any change to the rights, preferences or privileges of the Series B Convertible Preferred Stock, including any increase in the size of the Board of Directors of the Company, whether by merger, consolidation or otherwise, (ii) increase the number of authorized shares of Series B Convertible Preferred Stock, or (iii) create any new class or series, or reclassify any existing class or series, having a preference over, or on parity with, the Series B Convertible Preferred Stock with respect to voting rights or representation, dividends, redemptions, or upon liquidation, whether by merger, consolidation or otherwise.

8.  LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificate representing Series B Preferred Shares, and, in the case of loss, theft or destruction, an indemnification undertaking, in form and substance reasonably satisfactory to the Company, by the Series B Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the preferred stock certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, that, the Company shall not be obligated to re-issue preferred stock certificates if the Series B Holder contemporaneously requests the Company to convert such Series B Preferred Shares into Common Stock.

9.  WAIVER. To the fullest extent permitted by law, any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein, including, without limitation, any right to dividends or liquidation preference, may be waived or defeased on behalf of all holders of Series B Preferred Stock by the affirmative consent or vote of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding.

II.  COMMON STOCK

1.  Issuance.

The Common Stock may be issued from time to time in one or more classes or series in any manner permitted by law, as determined by The Board of Directors and stated in the resolution or resolutions providing for issuance thereof. Each class or series shall be appropriately designated, prior to issuance of any shares thereof, by some distinguishing letter, number or title. All shares of each class or series of Common Stock shall be alike in every particular and shall be of equal rank and have the same power, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions, if any.

2.  Voting Powers.

The Common Stock may have such voting powers (full, limited, contingent or no voting powers), such designations, preferences and relative, participating, optional or other special rights, and be subject to such qualifications, limitations and restrictions, as the Board of Directors shall determine by resolution or resolutions. Unless otherwise resolved by the Board of Directors, each Common Stock share shall be of the same class, without any designation, preference or relatives participating, optional or other special rights, and subject to no qualification, limitation or restriction, and each share of Common Stock shall have one vote in respect of all matters voted upon by the shareholders.

3.  Dividends.

After the requirements with respect to preferential dividends, if any, on Preferred Stock, and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums in a sinking fund for the purchase or redemption of shares of any series of Preferred Stock, then and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

4.  Dissolution or Liquidation.

After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock respectively held by them.

III.  GENERAL MATTERS

1.  Fully Paid and Non-assessable.

Any and all shares of Common or Preferred Stock issued by the Corporation for which the full consideration as fixed in accordance with Article FOURTH of this Charter has been paid or delivered, shall be deemed fully paid and non-assessable shares.

2.  Amendment of Shareholder Rights.

So long as no shares of any class or series established by resolution of the Board of Directors have been issued, the voting rights, designations, preferences and relative, optional, participating or other rights of these shares may be amended by resolution of the Board of Directors.

3.  Status of Certain Shares.

Shares of Preferred or Common Stock which have redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been reacquired in any other manner, shall have the status of authorized and unissued Common and Preferred Stock and may be reissued by the Board of Directors as shares of the same or any other series.

4.  Denial of Preemptive Rights.

No holder of any shares of the Corporation shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into or exchangeable for stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

5.  Partial Liquidation.

The Board of Directors may from time to time distribute to shareholders in partial liquidation, out of stated capital or capital surplus, a portion of the Corporation's assets, in cash or property, subject to any limitations set forth in the General Corporation Law of Delaware. Any such partial liquidation may be made without the vote or approval of shareholders. The Corporation may also from time to time redeem its Common or Preferred Stock, in accordance with law, without the vote or approval of its shareholders.

FIFTH:  The following provisions are hereby adopted for the purpose of regulating certain matters relating to the voting of shareholders of the Corporation:

1.  Definitions.

Whenever the term "Total Voting Power" appears in this Charter, it shall mean all shares of the Corporation entitled to vote at a particular meeting or on any particular question presented for shareholder approval, and of every class or series of shares entitled to vote by class or series. Whenever the term "Voting Power Present" appears in this Charter, it shall mean that portion of the Total Voting Power (if less than 100%) which is present at a legal meeting of the Corporation's shareholders, duly called and held, at which a quorum is present.

2.  Quorum.

A majority of the Total Voting Power, or where a separate vote by class or series is required, a majority of the shares of each such class or series, represented in person or by proxy, shall constitute a quorum at any meeting of the Corporation's shareholders.

3.  Vote Required.

Any action to be taken by the Corporation's shareholders may be taken by a majority of the Total Voting Power, except where this Charter or the Corporation's by-laws then in effect require a higher proportion of the Total Voting Power. Nothing contained in this Article shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The By-laws may provide for the vote necessary at any adjournment of a duly called meeting for which a quorum was not obtained.

4.  Manner of Voting.

The vote of shareholders may be taken at a meeting by a show of hands or other method authorized by the Board of Directors. Written ballots shall be used only upon authorization of the Board of Directors or as provided in the Corporation's By-laws.

5.  Action Without Meeting.

Any action by the shareholders may be taken by written consent, in lieu of a meeting and without prior notice or vote, of the holders of that proportion of the Total Voting Power necessary to authorize such action. The manner of obtaining any such written consent shall be governed by the Corporation's By-laws.

6.  Shareholder Ratification.

Any contract, transaction, or act of the Corporation or of the directors which shall be ratified by a majority of a quorum of the shareholders having voting powers at any annual meeting, or at any special meeting called for such purpose, or by means of a written consent in lieu of a meeting, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

SIXTH:  The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors, officers and shareholders:

1.  Number of Directors.

The number of directors which shall constitute the whole Board of Directors shall not be less than three (3) and not more than twelve (12). Directors shall be elected by plurality vote and need not be elected by written ballot.

2.  Classified Board; Tenure; Vacancies

The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. At the annual meeting of stockholders in November, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of preferred stock shall have the rights, voting separately as a class, to elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

3.  Authority to Issue Securities.

The Board of Directors of the Corporation is hereby empowered to authorize and direct the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities exercisable for, convertible into or exchangeable for shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations and restrictions as may be set forth in the By-laws of the Corporation.

4.  Interested Directors.

Any director individually, or any firm of which any director may be a member, or any corporation or association of which any director may be an officer or director or in which any director may be interested as the holder of any amount of its capital stock or otherwise, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided, that in case a director, or a firm of which a director is a member, or is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof. Any director of the Corporation who is also a director or officer or interested in such other corporation or association or who, or the firm of which he is a member, is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or association or not so interested or a member of a firm so interested.

5.  Removal of Directors.

(a)  A director of the Corporation, or the entire Board of Directors of the Corporation, may be removed by the shareholders without Cause only upon the affirmative vote of the holders of not less than 80% of the stock entitled to vote in the election of directors, without considering the vote of the director or directors sought to be removed.

(b)  A director may be removed for Cause only by the affirmative vote of the holders of a majority of the stock entitled to vote upon his election, without considering the vote of the director sought to be removed.

(c)  As used herein, "Cause" for the removal of a director shall be deemed to exist if (A) there has been a finding by not less than 2/3 of the entire Board of Directors (80% if the Board of Directors consists of five or more persons) that cause exists and the directors have recommended removal to the shareholders, or (B) any other cause defined by law.

6.  Removal of Officers and Employees.

Unless the By-laws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without Cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-laws or by authority of the Board of Directors.

7.  Corporate Opportunities.

The officers, directors and other members of management of the Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to any business opportunity in which the Corporation has expressed an interest as determined from time to time by the Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such-areas of interest which come to the attention of the officers, directors, and other members of management of the Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and only thereafter may any officer, director or other member of management avail himself of such opportunity. Until such time as the Corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this Corporation shall be free to engage in such area of interest on their own, and this doctrine shall not limit the rights of any officer, director or other member of management of the Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of the Corporation from any duties which he may have to this Corporation.

SEVENTH:  The initial By-laws of the Corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the By-laws or adopt new By-laws shall be vested in the Board of Directors, subject to the right of the shareholders to alter, amend or repeal such By-laws or adopt new By-laws by the affirmative vote of at least two-thirds (2/3) of the Total Voting Power. The By-laws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or this Charter.

EIGHTH:  The following provisions are hereby adopted for the purpose of defining and regulating certain rights of directors, officers and others in respect of indemnification and related matters.

1.  Actions, Suits or Proceedings Other than by or in the Right of the Corporation.

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or that, with respect to any criminal proceeding, he had reasonable cause to believe that his conduct was unlawful.

2.  Actions or suits by or in the Right of the Corporation.

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including amounts paid in settlement and attorney's fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

3.  Indemnification for Costs, Charges and Expenses of Successful Party.

Notwithstanding the other provisions of this Article EIGHTH, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article EIGHTH, or in defense of any claim, issue or matter therein, he may be indemnified against all costs, charges and expenses (including attorney's fees) actually and reasonably incurred by him or on his behalf in connection therewith.

4.  Determination of Right to Indemnification.

Any indemnification under Sections (a) and (b) of this Article EIGHTH (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by a disinterested majority of the Board of Directors who were not parties to such action, suit or proceeding, or (ii) if such disinterested majority of the board of Directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders, that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections (a) and (b) of this Article EIGHTH.

5.  Advances of Costs, Charges and Expenses.

Costs, charges and expenses (including attorney's fees) incurred by a person referred to in Sections (a) or (b) of this Article EIGHTH in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, accompanied by evidence satisfactory to the Board of Directors of ability to make such repayment. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the majority of the Directors deems appropriate. The majority of the Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.

6.  Procedure for Indemnification.

Any indemnification under Sections (a), (b) and (c), or advance of costs, charges and expenses under Section (e) of this Article EIGHTH, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section (e) of this Article EIGHTH where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections (a) or (b) of this Article EIGHTH, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections (a) or (b) of this Article EIGHTH, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

7.  Settlement.

If in any action, suit or proceeding, including any appeal, within the scope of Sections (a) or (b) of this Article EIGHTH, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof, then, notwithstanding any other provision hereof, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses by such person prior to the time such settlement could reasonably have been effected.

8.  Other Rights; Continuation of Right to Indemnification.

The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Article EIGHTH is in effect. Any repeal or modification of this Article EIGHTH or any repeal or modification of relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the Corporation arising hereunder. This Article EIGHTH shall be binding upon any successor corporation to this Corporation, whether by way of acquisition, merger, consolidation or otherwise.

9.  Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article EIGHTH; provided, however, that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the Directors.

10.  Savings Clause.

If this Article EIGHTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation (i) shall nevertheless indemnify each director and officer of the Corporation and (ii) may nevertheless indemnify each employee and agent of the Corporation, as to any cost, charge and expense (including attorney's fees), judgment, fine and amount paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the full extent permitted by applicable law.

11.  Amendment.

The affirmative vote of at least two-thirds (2/3) of the Total Voting Power shall be required to amend, repeal, or adopt any provision inconsistent with, this Article EIGHTH. No amendment, termination or repeal of this Article EIGHTH shall affect or impair in any way the rights of any director or officer of the Corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or appeal.

12.  Subsequent Legislation.

If the General Corporation Law of Delaware is amended after adoption of this Charter to further expand the indemnification permitted to directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

13.  Restriction.

Notwithstanding any other provision hereof whatsoever, no person shall be indemnified under this Article EIGHTH who is adjudged liable for (i) a breach of duty to the Company or its shareholders that resulted in personal enrichment to which he was not legally entitled, (ii) intentional fraud or dishonesty or illegal conduct, or (iii) for any other cause prohibited by applicable state or federal law, unless a court determines otherwise.

NINTH:  As authorized by Section 102(b)(7) of the General Corporation Law of Delaware, no director of the Corporation shall be personally liable to the Corporation or any shareholder thereof for monetary damages for breach of his fiduciary duty as a director, except for liability (i) for any breach of a Director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for acts in violation of Section 174 of the General Corporation Law of Delaware, as it now exists or may hereafter be amended, (iv) for any transaction from which the director derives an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Article NINTH becomes effective. This Article NINTH shall apply to a person who has ceased to be a director of the Corporation with respect to any breach of fiduciary duty which occurred when such person was serving as a director. This Article NINTH shall not be construed to limit or modify in any way any director's right to indemnification or other right whatsoever under this Charter, the Corporation's By-laws or the General Corporation Law of Delaware.

If the General Corporation Law of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of the Corporation's directors, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of this Article NINTH by the shareholders shall be prospective only and shall not adversely affect any limitation on the personal liability of any director existing at the time of such repeal or modification. The affirmative vote of at least two-thirds (2/3) of the Total Voting Power shall be required to amend or repeal, or adopt any provision inconsistent with, this Article NINTH.

Annex A

IN WITNESS WHEREOF, PETALS IMMUNOTECHNOLOGY CORPORATION has caused this Amended and Restated Certificate of Incorporation to be signed by its President, who acknowledges under penalties of perjury that this certificate is his act and deed and that the facts herein stated are true and that this Certificate is his act and deed, and accordingly has hereunto set his hand, as of the _____ of August, 2006.

IMMUNOTECHNOLOGY CORPORATION

By: Stephen M. Hicks Its: Presidet

Annex B

PETALS DECORATIVE ACCENTS, INC.

2006 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions

The purpose of this Petals Decorative Accents, Inc. 2006 Stock Incentive Plan (the “Plan”) is to encourage and enable officers and employees of, and other persons providing services to, Petals Decorative Accents, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

“Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Stock” means the common stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a) Committee. It is intended that the Plan shall be administered by the Compensation Committee of the Board (the “Committee”), consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to any limitations set forth in the charter of the Committee, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 5,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

(d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. Eligibility.

Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5. Stock Options.

The Committee may grant to Eligible Persons options to purchase stock.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than seven (7) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than seven (7) years from the date of grant.

(c) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)  Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Stock of the Company having a fair market value equal in amount to the aggregate exercise price of the Options being exercised; or

(ii) if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iii) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price of the Options being exercised; or

(iv) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

SECTION 6. Restricted Stock Awards.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock Award shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), any shares of Restricted Stock which have not then vested shall automatically be forfeited to the Company.

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder. Upon the attainment of the specified performance goal shares of Stock shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

SECTION 9. Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock or may provide for cash payment or combination of shares and cash having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised.

SECTION 10. Termination of Stock Options and Stock Appreciation Rights.

(a) Incentive Stock Options:

(i) Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one hundred eighty (180) days from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, as determined by the Committee in its sole discretion, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect.

(iv) Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b) Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11. Tax Withholding and Notice.

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12. Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing; provided, that the vesting date or dates of any unvested Award held by such employee shall automatically be extended by a period of time equal to the period of such approved leave of absence.

SECTION 13. Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(c).

This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be adversely altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14. Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 15. Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 15:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii) each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16. General Provisions.

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d) Lock-Up Agreement. By accepting any Award, the recipient shall be deemed to have agreed that, if so requested by the Company or by the underwriters managing any underwritten offering of the Company’s securities, the recipient will not, without the prior written consent of the Company or such underwriters, as the case may be, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares subject to any such Award during the Lock-up Period, as defined below. The “Lock-Up Period” shall mean a period of time not exceeding 180 days or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. If requested by the Company or such underwriters, the recipient shall enter into an agreement with such underwriters consistent with the foregoing.

SECTION 17. Effective Date of Plan.

This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18. Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

* * *